Exhibit 10.1

Execution Version

$300,000,000

COMMUNITY HEALTHCARE TRUST INCORPORATED

COMMON STOCK
PAR VALUE $0.01 PER SHARE

THIRD AMENDED AND RESTATED SALES AGENCY AGREEMENT

February 18, 2025

Piper Sandler & Co., as Agent and Forward Seller
1251 Avenue of the Americas, 6th Floor
New York, New York 10020

Piper Sandler Financial Products II Inc., as Forward Purchaser
1251 Avenue of the Americas, 6th Floor
New York, New York 10020

Evercore Group L.L.C., as Agent and Forward Seller
55 East 52nd Street, 35th Floor
New York, NY 10055

Fifth Third Securities, Inc., as Agent
424 Church Street
Maildrop: UTFC6B
Nashville, TN 37219

Huntington Securities, Inc., as Agent, Forward Seller and Forward Purchaser
41 South High Street
Columbus, OH 43215

Janney Montgomery Scott LLC, as Agent
1717 Arch Street, 22nd Floor
Philadelphia, PA 19103

KeyBanc Capital Markets Inc., as Agent, Forward Seller and Forward Purchaser
127 Public Square, 7th Floor
Cleveland, OH 44114

Regions Securities LLC, as Agent, Forward Seller and Forward Purchaser
615 S. College Street, Suite 600
Charlotte, NC 28202

Truist Securities, Inc., as Agent and Forward Seller
50 Hudson Yards, 70th Floor

New York, New York 10001

Truist Bank, as Forward Purchaser
50 Hudson Yards, 70th Floor

New York, New York 10001

1

Ladies and Gentlemen:

Community Healthcare Trust Incorporated, a Maryland corporation (the “Company”), confirms its agreement (this “Agreement”) with each of Piper Sandler & Co., Evercore Group L.L.C., Fifth Third Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets Inc., Regions Securities LLC and Truist Securities, Inc., as sales agents and/or principal and/or, in certain cases, forward seller (in such capacity, each, an “Agent” and collectively, the “Agents”) and each of Piper Sandler Financial Products II Inc., Huntington Securities, Inc., KeyBanc Capital Markets Inc., Regions Securities LLC and Truist Bank, each as forward purchaser (in such capacity, each, a “Forward Purchaser” and collectively, the “Forward Purchasers”). For purposes of clarity, it is understood and agreed by the parties hereto that, if Shares (as defined below) are offered or sold through any Agent acting as forward seller for the applicable Forward Purchaser (each a “Forward Seller”, and collectively, the “Forward Sellers”), then such Agent, as Forward Seller, shall be acting solely in its capacity as sales agent for such Forward Purchaser and not as sales agent for the Company with respect to the offering and sale of such Shares, and, except in cases where this Agreement expressly refers to an Agent acting as sales agent for the Company or unless otherwise expressly stated or the context otherwise requires, references in this Agreement to any Agent acting as sales agent shall also be deemed to apply to such Agent when acting as Forward Seller, mutatis mutandis. It is also understood and agreed by the parties hereto that, if Shares are offered or sold through any Agent acting as sales agent for the Company, then such Agent shall be acting solely in its capacity as sales agent for the Company, and not as sales agent for any Forward Purchaser, with respect to the offering and sale of such Shares. This Agreement hereby amends and restates in its entirety the agreement originally set forth in the Second Amended and Restated Sales Agency Agreement, dated November 2, 2022, by and among the Company and the Agents (as defined therein) (the “Original Agreement”), as follows:

1. The Company proposes, subject to the terms and conditions stated herein, from time to time on or after the date of this Agreement, to (i) issue and sell, to or through the Agents and (ii) instruct the applicable Forward Sellers, severally and not jointly, to offer and sell, shares (the “Shares”) of the common stock, par value $0.01 per share (“Common Stock”), of the Company, having an aggregate gross sales price of up to $300,000,000 (exclusive of shares of Common Stock sold under the Original Agreement) (the “Maximum Amount”), all on the terms and subject to the conditions set forth in this Agreement. For the avoidance of doubt, any references in this Agreement to “Shares” shall not include any “Confirmation Shares” (as defined below).

The Company agrees that whenever it determines to sell the Shares directly to the Agents, as principal or otherwise other than as set forth in Section 3 hereof, it will enter into a separate agreement, which will include customary terms and conditions consistent with the representations, warranties and provisions in this Agreement and which will be agreed upon by the parties thereto (each, a “Terms Agreement”). The Company may also enter into one or more forward stock purchase transactions with any of the Forward Purchasers as set forth in separate forward sale transaction confirmations, each in substantially the form of Annex I hereto and with such changes therein as the parties thereto may agree (each, a “Confirmation,” and, collectively, the “Confirmations”). Under each Confirmation, the Company will, on the terms and subject to the conditions set forth in such Confirmation and in this Agreement, deliver and sell to the applicable Forward Purchaser up to the maximum number of Shares as may be sold in accordance with this Agreement in connection with such Confirmation. In connection therewith, the Company and each Forward Purchaser understand that the applicable Forward Purchaser will attempt to borrow and then offer, through the applicable Forward Seller, as sales agent on behalf of such Forward Purchaser, the applicable Shares for sale on the terms set forth under this Agreement.

The Company has prepared and filed, or will prepare and file, in accordance with the provisions of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations thereunder (the “1933 Act Regulations”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 relating to the public offering and sale of certain securities of the Company, including the Shares, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (the “1934 Act Regulations”). The base prospectus filed as part of the Registration Statement (as defined below), as amended in the form in which it has been filed most recently with the Commission, including the documents incorporated or deemed incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, is referred to herein as the “Base Prospectus.” The Company has prepared or will prepare a prospectus supplement (the “Prospectus Supplement”) to the Base Prospectus included as part of the Registration Statement, which Prospectus Supplement specifically relates to the sale of the Shares pursuant to an “at the market” offering as defined in Rule 415 of the 1933 Act. The Company may file one or more additional registration statements on Form S-3 (which shall be a “Registration Statement”) from time to time that will contain a base prospectus (which shall be a “Base Prospectus”) and related prospectus supplement with respect to the sale of the Shares (which shall be a “Prospectus Supplement”). The Company will furnish to the Agents and Forward Sellers, for use by the Agents and Forward Sellers, copies of the Base Prospectus included as part of the Registration Statement, as supplemented by the Prospectus Supplement. Except where the context otherwise requires, the Registration Statement, as amended when it became or becomes effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act or deemed to be a part of such registration statement pursuant to Rule 430B of the 1933 Act, is herein referred to as the “Registration Statement.” The Base Prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act is herein referred to as the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission via the Commission’s Electronic Data Gathering, Analysis and Retrieval system (or any successor system) (“EDGAR”).

2

As used in this Agreement:

“Applicable Time” means each time of sale of Shares pursuant to this Agreement or any relevant Terms Agreement, or such other time as agreed by the Company and the applicable Agent or Forward Seller.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses and the Prospectus.

“Issuer Free Writing Prospectus” means as such term is defined in Rule 433 of the 1933 Act Regulations, including, without limitation, any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations) relating to the Shares that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Shares or of the offering thereof that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus approved by the Agents and the Forward Sellers for general distribution to investors, as evidenced by communications between the Company, the Agents, the Forward Sellers and/or the Forward Purchasers, as the case may be.

“Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

2. The Company represents and warrants to the Agents, the Forward Sellers and the Forward Purchasers as of the date hereof, each Representation Date (as defined in Section 7(n) below), each Applicable Time (as defined in Section 1 above) referred to herein, and each Delivery Date (as defined in Section 3(i) below) and agrees with the Agents, the Forward Sellers and the Forward Purchasers that:

(a)  Registration Statement and Prospectuses. The Company meets all conditions and requirements for the use of Form S-3 to register the offer and sale of the Shares in accordance with General Instruction I.B.1 of Form S-3. The Registration Statement has been filed, or any successor Registration Statement will be filed, with the Commission and has been declared effective by the Commission under the Securities Act or, in the case of a successor Registration Statement, will be declared effective by the Commission under the Securities Act, prior to the issuance of any Placement Notice or entry into any Terms Agreement or Confirmation. The Company has paid or will pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1)(i) of the 1933 Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the 1933 Act (including, if applicable, by updating the “Calculation of Filing Fees Table” in accordance with Rule 456(b)(1)(ii) of the 1933 Act either in a post-effective amendment to the Registration Statement or in the manner specified by Rule 424(g)). No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any prospectus supplement or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the actual knowledge of the Company after due inquiry, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective and at each deemed effective date with respect to the Agents or the Forward Sellers pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations. The Prospectus and each amendment or supplement thereto, as of their respective issue dates, complied and will comply, in all material respects with the 1933 Act and the 1933 Act Regulations. The Prospectus and any amendments or supplements thereto delivered to the Agents and the Forward Sellers for use in connection with the offering of the Shares were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations. The Registration Statement, the Prospectus and the documents incorporated by reference therein include and incorporate by reference all interactive data in eXtensible Business Reporting Language (“XBRL Data”) required to be included therein; and the XBRL Data included or incorporated by reference in the Registration Statement, the Prospectus or the documents incorporated by reference therein fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

3

(b)  Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the respective time it became effective, at each Applicable Time and at each Delivery Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At each Applicable Time and at each Delivery Date, neither (A) the General Disclosure Package or (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at each Applicable Time and at each Delivery Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, when they were filed with the Commission, conformed in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company filed the Registration Statement with the Commission before using any free writing prospectus and each free writing prospectus was preceded or accompanied by the Prospectus satisfying the requirements of Section 10 under the 1933 Act.

The representations and warranties in this Section 2(b) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with the Agent Information (as defined in Section 10(a) below).

(c)  Issuer Free Writing Prospectuses. Unless the Company has notified or notifies the Agents, the Forward Sellers and the Forward Purchasers otherwise in accordance with Section 7(c) below, no Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated or deemed incorporated by reference therein, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus has conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to an Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agents, the Forward Sellers and the Forward Purchasers; provided, that such consent is deemed to have been given with respect to each Permitted Free Writing Prospectus (as defined in Section 7(c) below). The Company has retained in accordance with the 1933 Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act Regulations. The first sentence of this Section 2(c) shall not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with the Agent Information.

(d)  Company Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(e)  Independent Accountants. BDO USA, P.C., who certified the financial statements and supporting schedules included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act, the 1933 Act Regulations and the Public Company Accounting Oversight Board (United States).

(f)  Financial Statements; Non-GAAP Financial Measures. The historical consolidated financial statements of the Company included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial condition of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, owners’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified, and such financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented. The supporting schedules, if any, relating to the Company and its consolidated subsidiaries present fairly in accordance with GAAP the information required to be stated therein. Except as included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G under the 1934 Act, and Item 10 of Regulation S-K under the 1933 Act, in each case to the extent applicable.

4

(g)  No Material Adverse Change in Business. Except as otherwise disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting any of the properties or assets described in the Registration Statement, the Disclosure Package or the Prospectus as owned or leased by the Company and its subsidiaries (collectively, the “Properties”), considered as a whole, or in the condition, financial or otherwise, or in the earnings or business of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Company and its subsidiaries considered as one enterprise, incurred by the Company or any of its subsidiaries, except obligations incurred in the ordinary course of business, and (D) there has been no distribution of any kind declared, paid or made by the Company on any class of its shares of Common Stock or other form of ownership interests.

(h)  Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing with the State Department of Assessments and Taxation of Maryland and has all the requisite corporate power and authority to own, lease and operate its Properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement, and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect.

(i)  Significant Subsidiaries. The subsidiaries listed on Schedule 2(i)(i) are the only subsidiaries of the Company that meet the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X). The only subsidiaries of the Company are the subsidiaries listed on Schedule 2(i)(ii) or on Exhibit 21 to the Company’s Annual Report on Form 10-K filed with the Commission on February 18, 2025. Each of the significant subsidiaries of the Company listed on Schedule 2(i)(i) (the “Significant Subsidiaries”) has been duly organized and is validly existing and in good standing under the laws of its respective state of organization and has all the requisite power and authority to own, lease and operate its Properties and to conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus, and is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect; all of the issued equity securities of each Significant Subsidiary, in the case of a corporation, have been duly authorized and validly issued and are fully paid and non-assessable, and, in the case of a limited liability company, are validly issued and purchasers of such equity securities will have no obligation to make payments to the Significant Subsidiary or its creditors (other than the purchase price for the equity securities) or contributions to the Significant Subsidiary or its creditors solely by reason of the purchasers’ ownership of such equity securities, and, in each case, are owned, directly or through other subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance or claim.

(j)  Capitalization. The authorized, issued and outstanding shares of capital stock of the Company is as set forth under the headings “Description of Common Stock” and “Description of Preferred Stock” in the Registration Statement, as modified by the description of the number of shares of Common Stock outstanding set forth under the caption “The Offering” in the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the General Disclosure Package and the Prospectus). Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, (i) no shares of Common Stock are reserved for any purpose, (ii) there are no outstanding securities convertible into or exchangeable for any shares of Common Stock of the Company and (iii) there are no outstanding options, rights (preemptive or otherwise) or warrants to purchase or subscribe for shares of Common Stock or any other securities of the Company. The outstanding shares of Common Stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable. None of the outstanding shares of Common Stock of the Company were issued in violation of the preemptive or other similar rights of any security holder of the Company.

(k)  No Equity Awards. Except for as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has no outstanding stock options or other equity-based awards of or to purchase shares of Common Stock pursuant to an equity-based compensation plan or otherwise.

5

(l)  Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by all necessary corporate action on the part of the Company.

(m)  Authorization and Description of Shares. (A) The Shares have been duly authorized for issuance and sale by the Company pursuant to this Agreement and, if and to the extent applicable, any Terms Agreement, and, when issued and delivered by the Company pursuant to this Agreement and, if and to the extent applicable, any Terms Agreement, against payment of the consideration set forth in this Agreement and, if and to the extent applicable, any Terms Agreement, will be validly issued and fully paid and non-assessable; and the issuance of the Shares is not subject to the preemptive, resale rights, rights of first refusal or other similar rights of any security holder of the Company, and (B) any shares of Common Stock to be delivered pursuant to any Confirmation (the “Confirmation Shares”) have been duly authorized for issuance and sale by the Company to the applicable Forward Purchaser pursuant to such Confirmation and, if and when issued and delivered by the Company pursuant to such Confirmation against payment of any consideration specified therein, will be validly issued and fully paid and non-assessable; and the issuance of the Confirmation Shares is not subject to the preemptive, resale rights, rights of first refusal or other similar rights of any security holder of the Company. The Common Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of any of the Shares will be subject to personal liability solely by reason of being such a holder. The certificates, if any, to be used to evidence the Shares will, at each Applicable Time, be in substantially the form filed as an exhibit to the Registration Statement and will comply in all material respects with all applicable legal requirements, the requirements of the charter and bylaws of the Company and the requirements of the New York Stock Exchange (the “NYSE”).

(n)  Authorization of Confirmations. Each Confirmation will have been as of its date, duly authorized, executed and delivered by the Company and, when executed and delivered by the applicable Forward Purchaser, such Confirmation will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors’ rights generally or by general equity principles (regardless of whether enforcement is considered in a proceeding in equity or at law). The description of the Confirmations set forth in the General Disclosure Package, Prospectus and any Issuer Free Writing Prospectus is correct in all material respects.

(o)  Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale by the Company under the 1933 Act.

(p)  Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (A) in violation of its respective charter, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the Properties or any other properties or assets of the Company or any of its subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or the Properties or any of its other properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, any Terms Agreement or any Confirmation and the consummation of the transactions contemplated herein and therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Shares and the use of the net proceeds from the sale of the Shares as described therein under the caption “Use of Proceeds” in the Prospectus Supplement) and compliance by the Company with its obligations hereunder and (to the extent a party thereto) thereunder have been duly authorized by all necessary corporate or limited partnership action, as applicable, and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or to the actual knowledge of the Company result in the creation or imposition of any lien, charge or encumbrance upon the Properties or any other properties or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances as are described in or contemplated by the Registration Statement, the General Disclosure Package or the Prospectus that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the charter, bylaws, certificate of limited partnership, agreement of limited partnership or other organizational document, as applicable, of the Company or any of its subsidiaries or (ii) to the actual knowledge of the Company after due inquiry, any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

6

(q)  Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the actual knowledge of the Company after due inquiry, is imminent, which, in any such case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(r)  Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the actual knowledge of the Company after due inquiry, threatened, against or affecting the Company or any of its subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or which would materially and adversely affect the consummation of the transactions contemplated in this Agreement or pursuant to any Terms Agreement or Confirmation, or the performance by the Company of its obligations hereunder and thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of the Properties or their respective other properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(s)  Accuracy of Exhibits. There are no contracts or documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that have not been so described or filed as required.

(t)  Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder or in connection with the offering, issuance or sale of the Shares and any Confirmation Shares hereunder or under any Terms Agreement or Confirmation or the consummation of the transactions contemplated hereby and thereby, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the NYSE, the securities laws, real estate syndication laws of any U.S. state or non-U.S. jurisdiction or the rules and bylaws of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(u)  Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, to the actual knowledge of the Company after due inquiry, the Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. To the actual knowledge of the Company after due inquiry, the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. To the actual knowledge of the Company after due inquiry, all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(v)  Title to Property. (A) Each of the Company, any of its subsidiaries or any joint venture in which the Company or any of its subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, has good and marketable fee or leasehold title to the Properties, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind (excluding taxes, assessments and fees not yet due and payable), other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) to the actual knowledge of the Company after due inquiry, would not, singly or in the aggregate, materially affect the value of any of the Properties and do not materially interfere with the use made and proposed to be made of any of the Properties by the Company, any of its subsidiaries or any Related Entity; (B) none of the Company, any of its subsidiaries or any Related Entity owns any real property other than the Properties; (C) to the actual knowledge of the Company after due inquiry, each of the ground leases, subleases and sub-subleases relating to a Property, if any, material to the business of the Company and its subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Properties (taken as a whole) by the Company, any of its subsidiaries or any Related Entity, and (1) to the actual knowledge of the Company after due inquiry, no default or event of default has occurred under any such ground lease, sublease or sub-sublease with respect to any of the Properties and none of the Company, any of its subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Company, any of its subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company, any of its subsidiaries or any Related Entity under any of the material ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Company, any of its subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of the Company, any of its subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) to the actual knowledge of the Company after due inquiry, no tenant under any of the leases at the Properties or any other party has a right of first refusal, right of first offer or an option to purchase any of the Properties, except for such rights or options that have been expressly waived in writing by such parties, which written waivers have been provided to the Agents, the Forward Sellers and the Forward Purchasers; (F) to the actual knowledge of the Company after due inquiry, none of the Properties fails to comply with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Registration Statement, the General Disclosure Package or the Prospectus and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (G) the mortgages and deeds of trust, if any, that encumber any of the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than certain other Properties; and (H) none of the Company, any of its subsidiaries or any Related Entity or, to the actual knowledge of the Company after due inquiry, any lessee of any of the Properties is in default under any of the leases governing the Properties and there is no event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

7

(w)  Possession of Intellectual Property. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(x)  Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) none of the Company, any of its subsidiaries, any Related Entity nor, to the actual knowledge of the Company after due inquiry, any of the Properties is in violation of any Environmental Laws (as defined below), (B) the Company, its subsidiaries, the Related Entities and, to the actual knowledge of the Company after due inquiry, the Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and none of the Company, its subsidiaries or the Related Entities have received any notice that any of them or any of the Properties is not in compliance with their requirements, (C) none of the Company, its subsidiaries or any Related Entity have received notice of any pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Company, any of its subsidiaries or any Related Entity or, to the actual knowledge of the Company after due inquiry, otherwise with regard to the Properties, (D) to the actual knowledge of the Company after due inquiry, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Properties, the Company, any of its subsidiaries or any Related Entity relating to Hazardous Materials or any Environmental Laws, and (E) to the actual knowledge of the Company after due inquiry, none of the Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority pursuant to Environmental Laws. As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, mold and any hazardous material as defined by or regulated under any Environmental Law, including, without limitation, petroleum or petroleum products, and asbestos-containing materials. As used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

8

(y)  Utilities and Access. To the actual knowledge of the Company after due inquiry, water, stormwater, sanitary sewer, electricity and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property. To the actual knowledge of the Company after due inquiry, each of the Properties has legal access to public roads and all other roads necessary for the use of each of the Properties.

(z)  No Condemnation. The Company has no actual knowledge after due inquiry of any pending or threatened condemnation proceedings or zoning change or other proceeding or action that, if determined adversely, would reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect.

(aa) Accounting Controls and Disclosure Controls. The Company maintains effective internal control over financial reporting (as defined under Rule 13a-15 and 15d-15 of the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (E) XBRL Data included or incorporated by reference in the Registration Statement fairly present the information called for in all material respects and are prepared in accordance with the Commission’s rules and guidelines applicable thereto. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the Company’s inception, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company maintains effective “disclosure controls and procedures” (as defined under Rule 13a-15(e) of the 1934 Act Regulations) to the extent required by such rule.

(bb) Compliance with the Sarbanes-Oxley Act. The Company and the Company’s officers or directors, in their capacities as such, are in material compliance with any applicable provisions of the Sarbanes-Oxley Act of 2002 and any applicable rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”), including, without limitation, Sections 402, 302 and 906 thereof.

(cc) Payment of Taxes. All income and other material tax returns of the Company and its subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(dd) ERISA. The Company is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). No “reportable event” (as defined in Section 4043 of ERISA) has occurred with respect to any “pension plan” (as defined in Section 3(2) of ERISA) for which the Company would have any liability. The Company has not incurred nor expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or “multi-employer plan” (as defined in Section 3(37) of ERISA), or (ii) Sections 412, 403, 431, 432 or 4971 of the Internal Revenue Code of 1986, as amended (the “Code”). Each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect.

(ee) Business Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, by recognized and reputable insurers, in such amounts and covering such risks as are commercially reasonable in the business in which the Company is engaged, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain similar coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. There are no claims by the Company nor any of its subsidiaries under any insurance policy as to which any insurance company has denied liability or insurance coverage, except where such denial would not singly or in the aggregate, result in a Material Adverse Effect.

9

(ff) Title Insurance. The Company and each of its subsidiaries and each Related Entity, as applicable, carries or is entitled to the benefits of title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) with respect to each Property with recognized and reputable insurers, in an amount not less than such entity’s cost for the real property comprising such Property, insuring that such party is vested with good and insurable fee or leasehold title, as the case may be, to each such Property.

(gg) Investment Company Act. The Company is not required, or upon the issuance and sale of the Shares as contemplated herein or the receipt of any proceeds received pursuant to any Confirmation and upon the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(hh) Absence of Manipulation. Neither the Company nor any of its subsidiaries or other affiliates has taken nor will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(ii)  No Unlawful Contributions or Other Payments. None of the Company, any of its subsidiaries or, to the knowledge of the Company after due inquiry, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit, in each case in connection with or related to the Company or any of its subsidiaries or businesses; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in material compliance with all applicable anti-bribery and anti-corruption laws and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj) Money Laundering Laws. The operations of each of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding or, to the actual knowledge of the Company after due inquiry, inquiry or investigation by or before any Governmental Entity involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending and, to the actual knowledge of the Company after due inquiry, no such action, suit, proceeding, inquiry or investigation is threatened.

(kk) Sanctions. None of the Company, any of its subsidiaries nor, to the actual knowledge of the Company after due inquiry, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is currently subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of comprehensive Sanctions, including, without limitation, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, Cuba, Iran, North Korea and Syria (each, a “Sanctioned Territory”); and the Company will not directly or indirectly use the proceeds of the sale of the Shares and/or the Confirmation Shares hereunder or under any Terms Agreement or Confirmation or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Territory or (iii) to cause in any other manner a violation by any person (including any person participating in the transaction, whether as agent, underwriter, advisor, investor or otherwise) of Sanctions. For the past five years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Territory in violation of any Sanctions.

10

(ll) Statistical and Market-Related Data. Any statistical and market-related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate in all material respects.

(mm) Real Estate Investment Trust; Operating Partnership. Commencing with its taxable year ended December 31, 2015, the Company was organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code, and the Company’s current and proposed method of operation will enable the Company to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2025 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects. The Operating Partnership has been and will be treated either as a “partnership” within the meaning of Sections 7701(a)(2) and 761(a) of the Code or an entity disregarded from the Company for federal and applicable state income tax purposes, and not as a “publicly traded partnership” taxable as a corporation under Section 7704 of the Code.

(nn) Prior Sales of Common Stock or OP Units. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not issued, sold or distributed any shares of Common Stock and the Operating Partnership has not issued, sold or distributed any units of limited partnership (“OP Units”) in Community Healthcare OP, LP, a Delaware limited partnership (the “Operating Partnership”).

(oo) Approval of Listing. The Shares and the Confirmation Shares have been approved for listing on the NYSE, subject to official notice of issuance.

(pp) Distributions. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and, for the avoidance of doubt, except in connection with certain restrictive covenants contained in the Third Amended and Restated Credit Agreement, dated as of March 19, 2021, as amended, by and among the Company, as borrower, the several banks and financial institutions party thereto as lenders, and Truist Bank, as administrative agent, (A) the Company is not currently prohibited, directly or indirectly, from making any distributions to its stockholders and (B) neither the Operating Partnership nor any subsidiary thereof is prohibited, directly or indirectly, from making any distributions to the Company or any other subsidiary of the Operating Partnership, from making any other distribution on any of its equity interests or from repaying any loans or advances made by the Company, the Operating Partnership or any other subsidiary of the Operating Partnership.

(qq) Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the offering and sale of the Shares or any Confirmation Shares contemplated in this Agreement or any Terms Agreement or Confirmation, except as may otherwise exist with respect to the Agents, the Forward Sellers or the Forward Purchasers pursuant to this Agreement or any Terms Agreement or Confirmation.

(rr) Certain Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, partners, customers or suppliers of the Company, on the other hand, which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus which is not so described.

(ss) No Ratings. No securities issued by or loans to the Company or any of its subsidiaries are rated by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the 1933 Act).

(tt) Forward-Looking Statements. The information contained in the Registration Statement, the General Disclosure Package, the Prospectus and any Issuer Free Writing Prospectus that constitutes “forward looking” information within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act were made by the Company on a reasonable basis and reflect the Company’s good faith belief or estimate of the matters described therein.

(uu) Cybersecurity; Data Protection. The Company and its subsidiaries’ information technology assets, equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with, the operation of the business of the Company and its subsidiaries as currently conducted, and to the Company’s knowledge are free and clear of all bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants except those that would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries have implemented and maintained reasonable and appropriate safeguards designed to maintain and protect their material confidential information and the integrity, availability, and security of all IT Systems and all personal, personally identifiable, or otherwise regulated personal data (“Personal Data”) used in connection with their respective businesses reasonably consistent with industry standards and practices, or as required by applicable regulatory standards, and, to the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or access to the same, nor any incidents under internal review or investigations relating to the same, except, in each case, for those that would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification except where such non-compliance would not, would not, singly or in the aggregate, result in a Material Adverse Effect.

11

(vv) No Other Materials. The Company has not distributed and, prior to the later to occur of (i) each Applicable Time and (ii) completion of the distribution of the Shares, will not distribute any prospectus (as such term is defined in the 1933 Act and the rules and regulations promulgated by the Commission thereunder) in connection with the offering and sale of the Shares other than the Registration Statement, the General Disclosure Package and the Prospectus or other materials, if any, permitted by the 1933 Act or by the rules and regulations promulgated by the Commission thereunder and approved by the Agents, the Forward Sellers and the Forward Purchasers.

(ww) Certificates. Any certificate signed by any officer of the Company delivered to the Agents, the Forward Sellers and the Forward Purchasers or to their counsel shall be deemed a representation and warranty by the Company to the Agents, the Forward Sellers and the Forward Purchasers as to the matters covered thereby.

3. (a)  On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions set forth herein, upon an Agent’s, or a Forward Seller’s and a Forward Purchaser’s, as applicable, acceptance of the terms of a Placement Notice (as defined in Section 3(b) below) or such other instructions provided by the Company to such Agent or such Forward Seller and Forward Purchaser pursuant to Section 3(b) or upon receipt by such Agent or such Forward Seller and Forward Purchaser of an Acceptance (as defined in Section 3(c) below), and, if applicable, upon entry by the Company into a Confirmation with such Forward Purchaser, as the case may be, and unless the applicable sale of the Placement Shares (as defined in Section 3(b) below) has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, (A) the Company agrees to (1) issue and sell Shares through the applicable Agent, as sales agent, or (2) enter into a Confirmation with the applicable Forward Purchaser and, in consultation with such Forward Purchaser and the applicable Forward Seller, to instruct such Forward Purchaser to borrow, offer and sell Shares through such Forward Seller, acting as agent for such Forward Purchaser, in each case, in accordance with the terms of this Section 3 and as contemplated by such Confirmation and (B) (1) such Agent or such Forward Purchaser, as applicable, agrees to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell all of the Shares so designated by the Company as sales agent (whether acting as agent of the Company or as Forward Seller on behalf of any Forward Purchaser) in accordance with such Placement Notice or other instructions and (2) with respect to any Placement Notice or other instructions accepted by a Forward Seller and a Forward Purchaser, the applicable Forward Purchaser (or agent thereof) agrees to use its commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulation, to borrow the number of Shares designated by the Company. Any Confirmation to be entered into between the Company and a Forward Purchaser in connection with a Placement Notice or other instruction provided by the Company under this Section 3(a) and accepted by the applicable Forward Seller and Forward Purchaser under this Section 3(a) shall include each of the Proposed Confirmation Terms (as defined below) when delivered by the Forward Purchaser to the Company for execution unless the Company has agreed otherwise in writing prior to the delivery of such Confirmation for execution. Sales of the Shares, if any, through any Agent acting as sales agent for the Company or the applicable Forward Seller will be made by means of ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

The Shares are to be sold through an Agent or any Forward Seller on a daily basis or otherwise as shall be agreed to by the Company and the applicable Agent or Forward Seller on any day that is a trading day for the NYSE (other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”), and on which (i) the Company has instructed such Agent or such Forward Seller to make such sales and such Agent or such Forward Seller has agreed to make such sales, in each case in accordance with Section 3(c) below, and (ii) the Company has satisfied its covenants and conditions specified in Sections 7, 8 and 9 hereof. On any Trading Day, the Company may sell Shares through any one Agent or any one Forward Seller of the Company’s choice in its sole discretion. For the avoidance of doubt, the foregoing limitation to sell Shares through only one of the Agents or Forward Sellers of the Company’s choice on any Trading Day shall not apply to sales solely to employees or security holders of the Company or its Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons in which any of Piper Sandler & Co., Evercore Group L.L.C., Fifth Third Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets Inc., Regions Securities LLC or Truist Securities, Inc. is acting for the Company in a capacity other than as an Agent or Forward Seller under this Agreement. Prior to the commencement of the offering, when the Company wishes Shares to be sold hereunder, it will notify the applicable Agent or the applicable Forward Seller and Forward Purchaser at least one or five (as applicable) “business days,” as defined in Rule 100 of Regulation M (a “Regulation M Business Day”), prior to the Trading Day on which sales are desired to commence by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the number of Shares desired to be sold (the “Placement Shares”), a form of which containing such minimum sales parameters necessary is attached hereto as Annex II (a “Placement Notice”). Such Placement Notice shall also specify whether such Shares (i) will be sold through an Agent, as sales agent, or (ii) borrowed by a Forward Purchaser and sold through the applicable Forward Seller, in connection with hedging a forward stock purchase transaction pursuant to a Confirmation. With respect to a Placement Notice under clause (ii) of the immediately preceding sentence, such Placement Notice shall also include, for purposes of (and as defined under) the related Confirmation, the proposed “Maturity Date,” percentage for purposes of the “Initial Forward Price,” “Spread,” “Initial Stock Loan Rate,” “Maximum Stock Loan Rate,” the “Forward Price Reduction Dates,” the “Forward Price Reduction Amounts” and the “Hedge Completion Date” (together, the “Proposed Confirmation Terms”). The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule I (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the applicable Agent or the applicable Forward Seller and Forward Purchaser set forth on Schedule I as shall be set forth in a written notice from such Agent or such Forward Seller and Forward Purchaser to the Company from time to time.

12

(b)  On any Trading Day that the Company wishes Shares to be sold hereunder (each, a “Placement”), the Company may, prior to 9:30 a.m. (New York City Time) on such Trading Day, instruct the applicable Agent or the applicable Forward Seller by telephone (confirmed promptly by email, which confirmation will be promptly acknowledged by such Agent or Forward Seller), or such other method mutually agreed to in writing by the parties, as to the maximum number of Shares to be sold by such Agent or such Forward Seller on such day (in any event not in excess of the number available for sale under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. For purposes of this Agreement, whenever a party is required to take action or refrain from taking action one or five Regulation M Business Days prior to a particular date, the determination as to whether the applicable period shall be one or five Regulation M Business Days will depend on whether, at the particular time in question, the applicable “restricted period,” as defined in Rule 100 of Regulation M, for the Shares is one or five Regulation M Business Days.

(c)  If the applicable Agent agrees, or the applicable Forward Seller and Forward Purchaser agree, as the case may be, to accept the proposed terms included in the Placement Notice (which they may decline to do for any reason in their sole discretion) or, following discussion with the Company, agrees or agree, as the case may be, to accept amended terms, such Agent or such Forward Seller and Forward Purchaser will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice is delivered to such Agent or such Forward Seller and Forward Purchaser, issue to the Company a notice by e-mail (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and such Agent or such Forward Seller and such Forward Purchaser set forth on Schedule I) setting forth the terms that such Agent is, or such Forward Seller and such Forward Purchaser are, as the case may be, willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the applicable Agent or the applicable Forward Seller and Forward Purchaser until the Company delivers to such Agent or such Forward Seller and Forward Purchaser an acceptance by e-mail (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which e-mail shall be addressed to all of the individuals from the Company and the applicable Agent or the applicable Forward Seller and Forward Purchaser, as the case may be, set forth on Schedule I. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of such Agent’s, or such Forward Seller’s and such Forward Purchaser’s, as the case may be, acceptance of the terms of the Placement Notice or upon receipt by such Agent, or such Forward Seller and Forward Purchaser, as the case may be of the Company’s Acceptance, and, if applicable, upon entry in to a Confirmation by the Company and such Forward Purchaser, unless and until (i) the entire amount of the Placement Shares set forth in the Placement Notice has been sold, (ii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iii) this Agreement has been terminated under the provisions of Section 11 or (iv) either party shall have suspended the sale of the Placement Shares in accordance with the terms of this Agreement. It is expressly acknowledged and agreed that none of the Company or the applicable Agent, Forward Seller or Forward Purchaser, as the case may be, will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until (A) the Company delivers a Placement Notice to such Agent or such Forward Seller and Forward Purchaser, as the case may be, and either (x) such Agent accepts or such Forward Seller and Forward Purchaser accept, as applicable, the terms of such Placement Notice or (y) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein and (B) if applicable, a Confirmation is entered into between the Company and the applicable Forward Purchaser, which Confirmation shall include, at a minimum, each of the Proposed Confirmation Terms. In the event of a conflict between the terms of this Agreement and the terms of any Placement Notice (as amended by the corresponding Acceptance, if applicable), or any Confirmation, the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or the Confirmation will control.

13

(d) The Company or the applicable Agent or Forward Seller through which the sale of Shares are to be made on any Trading Day may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail to those individuals specified on Schedule I), suspend or terminate the offering of the Shares with respect to which such Agent or such Forward Seller is acting as sales agent for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which have not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice, or with respect to Shares that are subject to any outstanding Confirmation entered into prior to the giving of such notice.

(e)  Under no circumstances shall the aggregate gross sale price or number of Shares sold pursuant to this Agreement or any Confirmation, or which are the subject of any Placement Notice or other instructions by the Company to any Agent or Forward Seller, exceed (i) the Maximum Amount, as reduced by the aggregate gross sales price of prior sales of Shares under this Agreement and any Confirmation, (ii) the amount available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement and any Confirmation by the Company’s board of directors (the “Board”) or a duly authorized committee or subcommittee thereof (the “Designated Subcommittee”) and notified to the Agents, the Forward Sellers and the Forward Purchasers in writing (which may be by email). In addition, under no circumstances shall any Shares to be sold through any Agent or any Forward Seller be offered or sold, or be the subject of any Placement Notice or other instructions by the Company to any Agent or Forward Seller, at a price lower than the minimum price therefor authorized from time to time by the Board or the Designated Subcommittee and notified to the Agents, the Forward Sellers and the Forward Purchasers in writing (which may be by email), and the Company shall not enter into any Confirmation with respect to a number of Confirmation Shares in excess of the number of Confirmation Shares duly authorized, reserved and available from time to time for issuance and sale under a Confirmation or listed or approved for listing on the NYSE. Notwithstanding anything to the contrary contained herein (other than the following sentence), the parties hereto agree that compliance with the limitations set forth in this Section 3(e) regarding the aggregate offering price of the Shares issued and sold under this Agreement or any Confirmation shall be the sole responsibility of the Company, and none of the Agents, the Forward Sellers or the Forward Purchasers shall have any obligation in connection with such compliance. Each Agent and each Forward Seller covenants and agrees not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement or any Confirmation.

(f)  Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instructions provided by the Company to the applicable Agent or Forward Seller pursuant to Section 3(b), and, if applicable, the Confirmation, such Agent or such Forward Seller may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the 1933 Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the Common Stock or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instruction provided by the Company to the applicable Agent or Forward Seller pursuant to Section 3(b), and, if applicable, the Confirmation, such Agent or such Forward Seller may also sell Placement Shares by any other method permitted by law, including but not limited to privately negotiated transactions subject to the prior written approval of the Company. Notwithstanding anything to the contrary herein and for a period of time beginning one or five Regulation M Business Days, as applicable, prior to the time when the first sale pursuant to a Placement Notice and, if applicable, a Confirmation, occurs and continuing through the time such Placement Notice and, if applicable, Confirmation, is in effect, the applicable Agent or Forward Seller agrees that in no event will it or any of its affiliates engage in any market making, stabilization or other market or trading activity with regard to the Shares if such activity would be prohibited under Regulation M or other anti-manipulation rules under the 1933 Act or the 1934 Act.

4. The compensation payable (i) to an Agent for sales of Shares with respect to which such Agent acts as sales agent for the Company in no event shall exceed 2.00% of the gross sales price of the Shares pursuant to this Agreement and (ii) to a Forward Seller for sales of Shares in no event shall exceed 2.00% of the gross sales price of the Shares pursuant to this Agreement and the applicable Confirmation and shall be paid by the Company exclusively through the determination of “Initial Forward Price” under the applicable Confirmation. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any federal, state, local or other governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company or a Forward Purchaser for such sales (the “Net Proceeds”). The applicable Agent or Forward Seller shall notify the Company as promptly as practicable if any deduction described in the preceding sentence will be required. Notwithstanding the foregoing, in the event the Company engages an Agent or Forward Seller for the sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the 1934 Act, the Company and such Agent or such Forward Seller will agree to compensation for such Agent or such Forward Seller that is customary for such sales.

(a)  If acting as sales agent hereunder, the applicable Agent shall provide written confirmation (which may be by e-mail) to the Company following the close of trading on the NYSE each day on which Shares are sold under this Agreement setting forth the number of Shares sold on such day, the gross sales prices of the Shares, the Net Proceeds to the Company, and the compensation payable by the Company to such Agent with respect to such sales., With respect to any sales by a Forward Seller, such Forward Seller shall provide written confirmation setting forth the number of borrowed Shares sold on such day, the aggregate Net Proceeds to the applicable Forward Purchaser and the then-current “Initial Forward Price” under any Confirmation with respect to which Shares have been sold on such day promptly following the close of trading on the NYSE on such day.

14

(b)  Settlement for sales of Shares will occur on the first business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to in writing by the Company or applicable Forward Purchaser, as applicable, and the applicable Agent or applicable Forward Seller (each such day, a “Delivery Date”). On each date of settlement for the sale of Shares through an Agent acting as sales agent for the Company (each such date, a “Direct Delivery Date”), or through a Forward Seller (each such date, a “Forward Delivery Date” and, together with a Direct Settlement Date, each, a “Delivery Date”), the Shares sold through the applicable Agent or applicable Forward Seller for settlement on such date shall be delivered by the Company or the Forward Purchaser, as the case may be, to the applicable Agent or applicable Forward Seller against payment of (i) the Net Proceeds from the sale of such Shares or (ii) the aggregate gross price from the sale of such Shares (the “Gross Proceeds”) as mutually agreed between the Company or the Forward Purchaser, as applicable, and the applicable Agent or applicable Forward Seller. Settlement for all Shares shall be effected by book-entry delivery of Shares to the applicable Agent’s or applicable Forward Seller’s account at The Depository Trust Company against payment by the applicable Agent or applicable Forward Seller of the Net Proceeds or Gross Proceeds, as applicable, from the sale of such Shares in same day funds delivered to an account designated in writing by the Company or the Forward Purchaser, as applicable. to which it would otherwise be entitled absent such default. If the Company or its transfer agent (if applicable) shall default on its obligation to deliver Shares on any Delivery Date, the Company shall (A) indemnify and hold the applicable Agent or Forward Seller harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the applicable Agent or Forward Seller any commission to which it would otherwise be entitled absent such default. In the event the Company or Forward Purchaser and the Agent or the Forward Seller have mutually agreed to the delivery of Gross Proceeds on the Delivery Date, the compensation payable to such Agent or Forward Seller shall be set forth and invoiced in a statement from the Agent or the Forward Seller to the Company or Forward Purchaser and payment shall be made by the Company or Forward Purchaser promptly after its receipt thereof. If the applicable Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company, such Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(c)  The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through the applicable Agent or Forward Seller, from the period beginning one or five Regulation M Business Days, as applicable, prior to the time when the first sale pursuant to a Placement Notice and, if applicable, a Confirmation, occurs and continuing through the time such Placement Notice and, if applicable, Confirmation, is in effect; provided, however, that the foregoing limitation shall not apply to (i) exercise of any option, warrant, right, unit or any conversion privilege set forth in the instrument governing such security or any other security of the Company or the Subsidiaries or (ii) issuances and sales solely to employees, directors or security holders of the Company or the Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.

(d)  The Company consents to the Agents, the Forward Sellers and the Forward Purchasers trading in the Common Stock for the Agents’, the Forward Sellers’ and the Forward Purchasers’ respective accounts and for the accounts of their respective clients at the same time as sales of the Shares occur pursuant to this Agreement, any Confirmation or any Terms Agreement.

(e)  The Company acknowledges and agrees that (i) there can be no assurance that any Agent or Forward Seller will be successful in selling any Shares or that any Forward Purchaser will be successful in borrowing, offering and selling Shares through the applicable Forward Seller, (ii) the Agents and the Forward Sellers may not solicit any offers to buy the Shares, (iii) none of the Agents, the Forward Sellers and the Forward Purchasers will incur any liability or obligation to the Company as sales agent (whether acting as agent of the Company or as Forward Seller) or any other person or entity if any Agent or Forward Seller does not sell the Shares for any reason other than a failure to use their commercially reasonable efforts consistent with their normal trading and sales practices to sell such Shares as required under this Section 4, subject to the limitations and provisions in this Section 4 or as may otherwise be agreed to between the parties from time to time and (iv) the Agents shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the applicable Agent and the Company in a Terms Agreement.

(f)  At each Applicable Time, each Delivery Date and each Representation Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. Any obligation of the Agents or Forward Sellers to use their commercially reasonable efforts to sell the Shares shall be subject to the continuing accuracy of the representations and warranties of the Company, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 9 of this Agreement.

(g)  In the event that either (i) a Forward Purchaser (or an agent thereof) is unable to borrow and deliver any Shares for sale with respect to an instruction under this Agreement after using commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulation, or (ii) in the commercially reasonable judgment of such Forward Purchaser, such Forward Purchaser (or its agent) would incur a stock loan cost that is equal to or greater than the Initial Stock Loan Rate to do so, then the obligation herein of the applicable Forward Seller with respect to such instruction shall only extend to the aggregate number of Shares that the Forward Purchaser (or its agent) is able to so borrow below such cost. For purposes of this Section 4(g), “Initial Stock Loan Rate” shall mean the number of basis points per annum specified in the text opposite “Additional Adjustment” in the relevant Confirmation.

15

5. Alternative Arrangements.

(a)  If the Company wishes to issue and sell the Shares through any Agent of the Company’s choice other than as set forth in Section 3 of this Agreement (an “Alternative Placement”), it will notify the applicable Agent of the proposed terms of such Alternative Placement. If such Agent, acting as principal or agent, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company wishes to accept amended terms, such Agent and the Company will enter into a Terms Agreement, setting forth the terms of such Alternative Placement.

(b)  The terms set forth in a Terms Agreement will not be binding on the Company or any Agent unless and until the Company and such Agent have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

6. (a) Notwithstanding any other provision of this Agreement, (i) the Company shall not offer or sell, or instruct any Agent or Forward Seller to offer or sell, any Shares through an Agent or Forward Seller, (ii) the Company, by notice to the Agents, the Forward Sellers and the Forward Purchasers given by telephone (confirmed promptly by e-mail), shall cancel any instructions for any such offer or sale of Shares, and (iii) the Agents and Forward Sellers shall not be obligated to offer or sell any Shares, (x) at any time or during any period that the Company is or could be deemed to be, or the Agents or Forward Sellers reasonably believe that the Company is, in possession of material non-public information or (y) except as provided in Section 6(b) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is twenty-four (24) hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement. For purposes of this Section 6(a) and Section 6(b) below, references to “twenty-four (24) hours” shall exclude any hours in a day that is not a business day.

(b)  If the Company wishes that Shares be offered or sold on any date during the period from and including an Announcement Date through and including the time that is twenty-four (24) hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable (with a copy to counsel to the Agents and Forward Purchasers), a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections or similar forward-looking data) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable, and obtain the consent of the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable, to the filing thereof (such consent not to be unreasonably withheld, conditioned or delayed), (ii) provide the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable, with the officers’ certificate and accountants’ letter called for by Sections 7(n) and (p), respectively, and (iii) file (and not furnish) such Earnings 8-K with the Commission. If the Company fully satisfies the requirements of clauses (i) through (iii) of this Section 6(b), then the provisions of Section 6(a), except as otherwise provided herein, shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is twenty-four (24) hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is twenty-four (24) hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate or accountants’ letter pursuant to this Section 6(b) shall not relieve the Company from any of its obligations under this Agreement with respect to any such Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and related letters as provided in Section 9 hereof, (B) this Section 6(b) shall in no way affect the provisions of clause (x) of Section 6(a), which shall have independent application and (C) the provisions of this Section 6(b) shall in no way affect the Company’s ability to file, subject to compliance with other applicable provisions of this Agreement, Current Reports on Form 8-K relating to earnings or other matters.

16

7. The Company agrees with the Agents, the Forward Sellers and the Forward Purchasers as follows:

(a)  The Company will prepare the Prospectus in a form approved by the Agents, the Forward Sellers and the Forward Purchasers and file such Prospectus pursuant to Rule 424(b) under the 1933 Act on or prior to the date that is one business day following the date hereof unless otherwise agreed to by the Agents, the Forward Sellers and the Forward Purchasers and will make no further amendment or any supplement to the Registration Statement or Prospectus (other than through any documents incorporated therein by reference) which shall be reasonably disapproved by the Agents, the Forward Sellers and the Forward Purchasers promptly after reasonable notice thereof; to advise the Agents, the Forward Sellers and the Forward Purchasers, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and during the Prospectus Delivery Period (defined as such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Agents, the Forward Sellers and the Forward Purchasers a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the 1933 Act) in connection with sales of the Shares) to furnish the Agents, the Forward Sellers and the Forward Purchasers with copies thereof; to advise the Agents, the Forward Sellers and the Forward Purchasers promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Issuer Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its commercially reasonable efforts to obtain the withdrawal of such order.

(b)  The Company will, during any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (including, without limitation, pursuant to Rule 173(d) of the 1933 Act), if any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the 1933 Act or the 1934 Act, notify the Agents, the Forward Sellers and the Forward Purchasers and, upon their request, file such document and prepare and furnish without charge to the Agents, the Forward Sellers and the Forward Purchasers as many copies as the Agents, the Forward Sellers and the Forward Purchasers may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance. Upon such notification, the Agents and the Forward Sellers will cease selling the Shares on the Company’s behalf pursuant to this Agreement and suspend the use of the Prospectus until such amendment or supplement is filed; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which has not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(c)  The Company represents and agrees that, unless it obtains the prior written consent of the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable, and the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable, represent and agree that, unless they obtain the prior written consent of the Company, they have not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agents, the Forward Sellers and/or the Forward Purchasers, as applicable, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(d)  Promptly from time to time to take such action as the Agents, the Forward Sellers and the Forward Purchasers may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agents, the Forward Sellers and the Forward Purchasers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e)  During the period in which a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with any sale of Shares (including, without limitation, pursuant to Rule 173(d) of the 1933 Act), to furnish the Agents, the Forward Sellers and the Forward Purchasers with copies of the Prospectus or a supplement to the Prospectus in New York City in such quantities as the Agents, the Forward Sellers and the Forward Purchasers may from time to time reasonably request.

(f)  To make generally available to its securityholders as soon as practicable an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(g)  To furnish to its stockholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail.

17

(h)  Until the earlier of the Shares ceasing to be outstanding or the third year anniversary of the latest effective date of the Registration Statement, to furnish to the Agents, the Forward Sellers and the Forward Purchasers copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to the Agents, the Forward Sellers and the Forward Purchasers as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided the Company will be deemed to have furnished such reports and financial statements to the Agents, the Forward Sellers and the Forward Purchasers to the extent they are filed on the Commission’s EDGAR system.

(i)  To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement or under any Confirmation in the manner specified in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds.”

(j)  To use its reasonable best efforts to list the Shares and the Confirmation Shares on the NYSE.

(k)  To file with the Commission such information on Form 10-K or Form 10-Q as may be required by Rule 463 under the 1933 Act.

(l)  To comply, and to use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act and the rules and regulations thereunder.

(m)  The Company will reasonably cooperate on a timely basis with any reasonable due diligence request from, or review conducted by, the Agents, the Forward Sellers and the Forward Purchasers or their counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices and/or by telephone, as the Agents, the Forward Sellers and the Forward Purchasers or their counsel may reasonably request (each such process, a “Due Diligence Process”).

(n)  Upon commencement of the offering of Shares under this Agreement, promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the 1934 Act or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”), (ii) date on which the Company shall file (x) an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or (y) an amendment to any such report or document (each such date, a “Company Periodic Report Date”) and, (iii) reasonable request by the Agents, the Forward Sellers or the Forward Purchasers; provided, that such request follows a Due Diligence Process (each date of any such request, a “Supplemental Request Date”) (each of the date of the commencement of the offering of Shares under this Agreement and each Registration Statement Amendment Date, Company Periodic Report Date and Supplemental Request Date is hereinafter referred to as a “Representation Date”), the Company will furnish or cause to be furnished to the Agents, the Forward Sellers and the Forward Purchasers (with a copy to counsel to the Agents, the Forward Sellers and the Forward Purchasers), unless the Agents, the Forward Sellers and the Forward Purchasers otherwise agree in writing, a certificate dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or amendment thereto, as the case may be), in a form reasonably satisfactory to the Agents, the Forward Sellers and the Forward Purchasers to the effect that the statements contained in the certificate referred to in Section 9(j) of this Agreement which was last furnished to the Agents, the Forward Sellers and the Forward Purchasers are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 9(j), but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

18

(o)  Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will furnish or cause to be furnished to the Agents, the Forward Sellers and the Forward Purchasers (with a copy to counsel to the Agents, the Forward Sellers and the Forward Purchasers), unless the Agents, the Forward Sellers and the Forward Purchasers otherwise agree in writing, the written opinion and letter of counsel to the Company, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q or amendment thereto, as the case may be), in a form and substance reasonably satisfactory to the Agents, the Forward Sellers and the Forward Purchasers and their counsel, of the same tenor as the opinions and letters referred to in Section 9(c) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing any such opinion and letter to the Agents, the Forward Sellers and the Forward Purchasers shall furnish the Agents, the Forward Sellers and the Forward Purchasers with a letter substantially to the effect that the Agents, the Forward Sellers and the Forward Purchasers may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time. Solely for the purposes of this paragraph, the term “Representation Date” shall not include the date of filing of any Earnings 8-K or any amendment thereto.

(p)  Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will cause BDO USA, P.C., or other independent accountants reasonably satisfactory to the Agents, the Forward Sellers and the Forward Purchasers, to furnish to the Agents, the Forward Sellers and the Forward Purchasers (with a copy to counsel to the Agents, the Forward Sellers and the Forward Purchasers), unless the Agents, the Forward Sellers and the Forward Purchasers otherwise agree in writing, a letter, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or any amendment thereto, as the case may be), in form reasonably satisfactory to the Agents, the Forward Sellers and the Forward Purchasers and their counsel, of the same tenor as the letter referred to in Section 9(e) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(q)  The Company will not, and will cause its subsidiaries not to, and use reasonable efforts to cause its affiliates and any person acting on their behalf not to, directly or indirectly, (i) take any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than the Agents and the Forward Sellers.

(r)  During the pendency of any Placement Notice (as amended by the corresponding Acceptance, if applicable) or any Confirmation, (i) the Company shall provide the Agents, the Forward Sellers and the Forward Purchaser notice no less than one or five Regulation M Business Days, as applicable, before it or any of the subsidiaries or any person acting on their behalf, directly or indirectly, offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Common Stock (other than Placement Shares or Confirmation Shares offered pursuant to the provisions of this Agreement or any Confirmation) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that no such restriction shall apply in connection with (1) the issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement described in the Prospectus (the “Equity Plans”), (2) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time, provided the implementation of such is disclosed to the Agents, the Forward Sellers and the Forward Purchasers in advance, or (3) the redemption of OP Units pursuant to the terms of the Agreement of Limited Partnership, dated February 12, 2015, of the Operating Partnership; (ii) the Company shall not, and shall cause any affiliated purchasers (as defined in Rule 100 of Regulation M) of the Company to not, bid for, purchase or induce any other persons to bid for or purchase Shares; and (iii) the Company shall provide the Agents, the Forward Sellers and the Forward Purchasers notice no less than one or five Regulation M Business Days, as applicable, before it or any of the subsidiaries or affiliates or any person acting on their behalf engages in any special selling efforts or selling methods with regard to Shares, including but not limited to presenting at any investor conference or other similar meeting where potential investors may be present.

(s)  The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2025 and for each subsequent year thereafter, unless and until the Board determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

19

(t)  Until completion of the distribution of the Shares, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

(u)  In connection with entering into any Confirmation, neither the Company nor any of its affiliates will acquire any long position (either directly or indirectly, including through a derivative transaction) with respect to the Shares. For the avoidance of doubt, the foregoing does not prohibit acquisitions of Shares other than in connection with a Confirmation, including pursuant to an existing contract, plan or instruction that satisfies the requirements of Rule 10b5-1 under the 1934 Act (a “Rule 10b5-1 Plan”) or pursuant to the Company’s equity compensation plans in effect from time to time.

8. The Company covenants and agrees with the Agents, the Forward Sellers and the Forward Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents, the Forward Sellers and the Forward Purchasers; (ii) the cost of printing or producing this Agreement, any Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 7(d) hereof, including the fees and disbursements of counsel for the Agents, the Forward Sellers and the Forward Purchasers in connection with such qualification and in connection with any Blue Sky memorandum; (iv) all fees and expenses in connection with listing the Shares and any Confirmation Shares on the NYSE; (v) the filing fees incident to, and the fees and disbursements of counsel for the Agents, the Forward Sellers and the Forward Purchasers in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates, if applicable; (vii) the cost and charges of any transfer agent or registrar in connection with the issuance of the Shares; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

9. The obligations of the Agents, the Forward Sellers and the Forward Purchasers hereunder shall be subject, in their sole discretion, to the condition that all representations and warranties and other statements of the Company herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, and as of each Representation Date, Applicable Time and Delivery Date, to the condition that the Company shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

(a)  The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act on or prior to the date hereof and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Limited-Use Free Writing Prospectus used or referred to after the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Limited-Use Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission, any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus (including, without limitation, in any document incorporated by reference therein) or otherwise shall have been complied with, and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b)  The Agents, the Forward Sellers and the Forward Purchasers shall have received a letter from CT Corporation, or a similar firm, indicating based on available electronic databases the good standing of the Company in its jurisdiction of organization and its good standing as a foreign entity in such other jurisdictions as the Agents, the Forward Sellers and the Forward Purchasers may reasonably request.

(c)  Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel for the Company (or, subject to the sole discretion of the Agents, the Forward Sellers and the Forward Purchasers in the case of any written opinion or opinions required to be delivered after the commencement of the offering of the Shares under this Agreement, the in house legal counsel for the Company) shall have furnished to the Agents, the Forward Sellers and the Forward Purchasers such written opinion or opinions on each date specified in Section 7(o), as the case may be, in form and substance satisfactory to counsel for the Agents, the Forward Sellers and the Forward Purchasers, to the effect set forth in Annex III hereto and other related matters as the Agents, the Forward Sellers and the Forward Purchasers may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(d)  Morrison & Foerster LLP, counsel for the Agents, the Forward Sellers and the Forward Purchasers, shall have furnished to the Agents, the Forward Sellers and the Forward Purchasers their written opinions in such form as the Agents, the Forward Sellers and the Forward Purchasers may reasonably request, on each date specified in Section 7(o).

20

(e)  On each date specified in Section 7(p), BDO USA, P.C. shall have furnished to the Agents, the Forward Sellers and, in certain cases, the Forward Purchasers, a letter or letters, dated the respective dates of delivery thereof, in form and substance as previously provided to counsel to the Agents, the Forward Sellers and the Forward Purchasers.

(f)  (i) Neither the Company nor any of the subsidiaries shall have sustained since the date of the latest audited financial statements included in each of the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package or Prospectus, and (ii) since the respective dates as of which information is given in each of the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of the subsidiaries or any change, or any development involving a prospective change not set forth or contemplated in the General Disclosure Package or Prospectus, in or affecting the Properties, the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and the subsidiaries, otherwise than as set forth or contemplated in each of the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Agents, the Forward Sellers and the Forward Purchasers so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the terms and in the manner contemplated in each of the General Disclosure Package and the Prospectus.

(g)  On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either federal or state authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis, if the effect of any such event specified in these clauses (iii) or (iv) in the reasonable judgment of the Agents, the Forward Sellers and the Forward Purchasers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(h)  To the extent required, the Shares to be sold shall have been duly listed on the NYSE.

(i)  Within the Prospectus Delivery Period, the Company shall have complied with the provisions of Section 7(a) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.

(j)  The Company shall have furnished or caused to be furnished to the Agents, the Forward Sellers and the Forward Purchasers on each Representation Date specified in Section 7(n) certificates of officers of the Company satisfactory to the Agents, the Forward Sellers and the Forward Purchasers as to the accuracy of the representations and warranties of the Company herein at and as of such Representation Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Representation Date, and as to the matters set forth in subsections (a) and (f) and (m) of this Section 9.

(k)  Upon commencement of the offering of Shares under this Agreement and on such other dates as reasonably requested by the Agents, the Forward Sellers and/or the Forward Purchasers, the Company will furnish or cause to be furnished promptly to the Agents, the Forward Sellers and/or the Forward Purchasers a Placement Notice, Confirmation or such other instructions provided pursuant to Section 3(b) as requested by the Agents, the Forward Sellers and/or the Forward Purchasers.

(l)  The Company and the Agents, the Forward Sellers and the Forward Purchasers hereby agree that the date of commencement of sales under this Agreement shall be the date the Company and the Agents, the Forward Sellers and the Forward Purchasers mutually agree (which may be later than the date of this Agreement).

(m)  Each Subsidiary of the Company which meets the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus; each such Significant Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify, or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock or other equity interest of each such subsidiary were issued in violation of the preemptive or other similar rights of any security holder of such security; and the Company has all necessary consents and approvals under applicable federal and state laws and regulations to own its assets and carry on its businesses as currently conducted, except for those consents and approvals that would not have a Material Adverse Effect.

21

10. (a)  The Company shall indemnify and hold harmless the Agents, the Forward Sellers, the Forward Purchasers, their respective affiliates, directors and officers and each person, if any, who controls the respective Agents, Forward Sellers and Forward Purchasers within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agents, the Forward Sellers or the Forward Purchasers expressly for use therein (provided that the Company and the Agents, the Forward Sellers and the Forward Purchasers hereby acknowledge and agree that the only information that the Agents, the Forward Sellers and the Forward Purchasers have furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, are (i) the statements set forth in the last sentence of paragraph 1, the first sentence of paragraph 3 and the second sentence of paragraph 7 under the “Plan of Distribution” in the Prospectus Supplement and (ii) such other statements as the Agents, the Forward Sellers or the Forward Purchasers may, by notice given to the Company in writing after the date of this Agreement, have furnished to the Company specifically for inclusion in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer Limited-Use Free Writing Prospectus or any amendment or supplement thereto (collectively, the “Agent Information”).

(b)  The Agents, the Forward Sellers and the Forward Purchasers, severally and not jointly, shall indemnify and hold harmless the Company, their respective affiliates, directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agents, the Forward Sellers or the Forward Purchasers expressly for use therein, provided that the Company and the Agents, the Forward Sellers and the Forward Purchasers hereby acknowledge and agree that the only information that the Agents, the Forward Sellers and the Forward Purchasers have furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, is the Agent Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)  Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

22

(d)  If the indemnification provided for in this Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the applicable Agent(s), Forward Seller(s) and Forward Purchaser(s) on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Agents, the Forward Sellers and the Forward Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the applicable Agent(s), Forward Seller(s) and Forward Purchaser(s) on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the applicable Agent(s), Forward Seller(s) and Forward Purchaser(s). For the avoidance of doubt, the net proceeds received by a Forward Purchaser upon the sale of Shares by a Forward Seller shall be calculated based on the aggregate value of the Spread (as defined in the related Confirmation) retained by such Forward Purchaser in respect of the forward stock purchase transaction related to such Shares (net of any hedging and other costs associated with such transaction and the related Confirmation). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Agent(s), Forward Seller(s) and Forward Purchaser(s) on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Agents, Forward Sellers and Forward Purchasers agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agents and the Forward Sellers shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares distributed to the public were offered to the public exceeds the amount of any damages which the Agents and the Forward Sellers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act), as determined by a final, non-appealable order by a court of competent jurisdiction, shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentations, as determined by a final, non-appealable order by a court of competent jurisdiction.

(e)  The remedies provided in this Section 10 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f)  For purposes of clarity and without limitation to any provision of this Agreement, the obligations of the Agents, the Forward Sellers and the Forward Purchasers under this Agreement are several and not joint.

11. Termination.

(a)  The Company shall have the right, by giving written notice as hereinafter specified, to terminate either this Agreement in its entirety or any Agent, Forward Seller or Forward Purchaser from providing services hereunder in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through any Agent or Forward Seller for the Company, the obligations of the Company, including in respect of compensation of such Agent or such Forward Seller, shall remain in full force and effect notwithstanding such termination and (ii) the representations and warranties in Section 2 and the provisions of Sections 8, 10, 14, 15, 16, 17 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination, as applicable.

(b)  The Agents, the Forward Sellers and the Forward Purchasers shall have the right, in their sole discretion, or any one of them in its sole discretion as to itself, by giving written notice as hereinafter specified, to terminate this Agreement at any time. Any such termination shall be without liability of any party to any other party except that the representations and warranties in Section 2 and the provisions of Sections 8, 10, 14, 15, 16, 17 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.

23

(c)  This Agreement shall remain in full force and effect with respect to a party unless terminated by or with respect to such party pursuant to Section 10(a) or (b) above, as applicable, or otherwise by mutual agreement of the parties; provided, that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that the representations and warranties in Section 2 and the provisions of Sections 8, 10, 14, 15, 16, 17 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d)  Any termination of this Agreement shall be effective on the date specified in such notice of termination or the date mutually agreed by the parties, as the case may be; provided, that such termination shall not be effective until the close of business on the date of receipt of such notice by the applicable Agents, Forward Sellers and/or Forward Purchasers or the Company, or the date mutually agreed by the parties, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Stock, such sale shall settle in accordance with the provisions of Section 3(i) hereof.

(e)  Unless terminated earlier pursuant to this Section 11, this Agreement shall terminate automatically upon the issuance and sales of Shares through the Agents and/or Forward Sellers that collectively equal the Maximum Amount.

(f)  Notwithstanding anything to the contrary contained in this Agreement, no termination of this Agreement shall effect the validity, effectiveness or enforceability of any executed Confirmation or any executed Terms Agreement and any such executed Confirmation and executed Terms Agreement shall remain in full force and effect notwithstanding such termination (subject to the terms and conditions of such Confirmation and such Terms Agreement).

12. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Agents, the Forward Sellers and the Forward Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agents, the Forward Sellers and the Forward Purchasers or any controlling person of the Agents, the Forward Sellers and the Forward Purchasers, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

13. If this Agreement is terminated with respect to all parties, the Company shall not then be under any liability to the Agents, the Forward Sellers and the Forward Purchasers except as provided in Section 10 hereof, which provisions shall survive termination.

14. The Company acknowledges and agrees that:

(a)  in connection with the sale of the Shares, the Agents have been retained solely to act as sales agents, and no fiduciary, advisory or other agency relationship between the Company and the Agents, the Forward Sellers or the Forward Purchasers has been created in respect of any of the transactions contemplated by this Agreement;

(b)  it has been advised that the Agents, the Forward Sellers and the Forward Purchasers and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agents, the Forward Sellers and the Forward Purchasers have no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship;

(c)  it waives, to the fullest extent permitted by law, any claims it may have against the Agents, the Forward Sellers and the Forward Purchasers for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agents, the Forward Sellers and the Forward Purchasers shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company;

(d) none of the activities of the Agents, the Forward Sellers or the Forward Purchasers in connection with the transactions contemplated by this Agreement constitutes a recommendation, investment advice, or solicitation of any action by the Agents, the Forward Sellers and the Forward Purchasers with respect to any entity or natural person; and

(e) the Company’s engagement of each Agent, each Forward Seller and each Forward Purchaser in connection with the transactions contemplated by this Agreement and the process leading up to the transactions contemplated by this Agreement is as an independent contractor and not in any other capacity.

24

15. Notices.

Except as otherwise provided herein, all statements, requests, notices and agreements hereunder shall be in writing, and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents, the Forward Sellers and the Forward Purchasers shall be directed as follows: if to Piper Sandler & Co. or to Piper Sandler Financial Products II Inc., 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: General Counsel; if to Evercore Group L.L.C., 55 East 52nd Street, 35th Floor, New York, NY 10055; if to Fifth Third Securities, Inc., 424 Church Street, Maildrop: UTFC6B, Nashville, TN 37219, Attention: Equity Capital Markets; if to Huntington Securities, Inc., 41 South High Street, Columbus, OH 43215, Attention: Equity Capital Markets; if to Janney Montgomery Scott LLC, 1717 Arch Street, 22nd Floor, Philadelphia, PA 19103; if to KeyBanc Capital Markets Inc., 127 Public Square, 7th Floor, Cleveland, OH 44114, Attention: Jaryd Banach, Michael Jones, John Salisbury, Nathan Flowers, Email: Jaryd.Banach@key.com; michael.c.jones@key.com; john.salisbury@key.com; nathan.flowers@key.com; Phone: (216) 689-3910; if to Regions Securities, LLC, 615 S. College Street, Suite 600, Charlotte, NC 28202, Attention: Brit Stephens and Ed Armstrong; if to Truist Bank or to Truist Securities, Inc., 50 Hudson Yards, 70th Floor, New York, New York 10001, Attention: Equity Capital Markets, Michael Collins, Email: dl.atm.offering@truist.com, michael.collins@truist.com; and with respect to each notice to any Agent, any Forward Seller or any Forward Purchaser a copy (for informational purposes only) to Morrison & Foerster LLP, 2100 L Street, NW Suite 900, Washington, D.C. 20037, Attention: Justin R. Salon, Esq.; and if to the Company shall be delivered or sent by mail to Community Healthcare Trust Incorporated, 3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067, Attention: David H. Dupuy, with a copy (for informational purposes only) to Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, 1600 West End Avenue, Suite 2000, Nashville, Tennessee 37203, Attention: Tonya Mitchem Grindon. Any such statements, requests, notices or agreements shall take effect upon receipt thereof. This Agreement shall be binding upon, and inure solely to the benefit of, the Agents, the Forward Sellers, the Forward Purchasers, the Company and, to the extent provided in Sections 10 and 12 hereof, the officers and directors of the Company and each person who controls the Company or the Agents, the Forward Sellers or the Forward Purchasers, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares shall be deemed a successor or assign by reason merely of such purchase.

16. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C., is open for business.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18. This Agreement and any Confirmation may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument, and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature or signature delivered by e-mail in a “.pdf” format data file, including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

19. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Agent, any Forward Seller or any Forward Purchaser that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Agent, Forward Seller or Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. In the event that any Agent, any Forward Seller or any Forward Purchaser that is a Covered Entity or a BHC Act Affiliate of such Agent, Forward Seller or Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Agent, Forward Seller or Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

(b) For purposes of this Section 19: (A) a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

25

Very truly yours,

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:	/s/ David H. Dupuy
Name:	David H. Dupuy
Title:	Chief Executive Officer and President

Accepted as of the date hereof:
PIPER SANDLER & CO.

By:	/s/ Connor Leahey
Name:	Connor Leahey
Title:	Director

Signature Page to the Sales Agency Agreement

PIPER SANDLER FINANCIAL PRODUCTS II INC.

By:	/s/ Connor Leahey
Name:	Connor Leahey
Title:	Director

EVERCORE GROUP L.L.C.

By:	/s/ Adriana Diez
Name:	Adriana Diez
Title:	Managing Director

FIFTH THIRD SECURITIES, INC.

By:	/s/ Clayton Greene
Name:	Clayton Greene
Title:	Head of Equity Capital Markets

HUNTINGTON SECURITIES, INC.

By:	/s/ Peter Dippolito
Name:	Peter Dippolito
Title:	Senior Managing Director

JANNEY MONTGOMERY SCOTT LLC

By:	/s/ David Lau
Name:	David Lau
Title:	Managing Director, Head of Equities

KEYBANC CAPITAL MARKETS INC.

By:	/s/ Jaryd Banach
Name:	Jaryd Banach
Title:	Managing Director, Head of REGAL ECM

REGIONS SECURITIES LLC

By:	/s/ Edward L. Armstrong
Name:	Edward L. Armstrong
Title:	Managing Director - ECM

TRUIST BANK

By:	/s/ Michael Collins
Name:	Michael Collins
Title:	Managing Director

TRUIST SECURITIES, INC.

By:	/s/ Keith Carpenter
Name:	Keith Carpenter
Title:	Managing Director

Signature Page to the Sales Agency Agreement

Schedule I

Authorized Individuals for Notice

Company Individuals

David H. Dupuy

ddupuy@chct.reit

William G. Monroe IV

bmonroe@chct.reit

Leigh Ann Stach

lstach@chct.reit

Piper Sandler & Co. Individuals

Connor Leahey

Connor.Leahey@psc.com

Neil A. Riley

Neil.Riley@psc.com

Connor N. Anderson

Connor.Anderson@psc.com

Piper Sandler Financial Products II Inc. Individuals

Connor Leahey

Connor.Leahey@psc.com

Ed Peris

Eduardo.Peris@psc.com

Evercore Group L.L.C. Individuals

Adriana Diez

Adriana.Diez@evercore.com

Frank Santoro

Frank.Santoro@evercore.com

Fifth Third Securities, Inc. Individuals

Clayton Greene III

Clayton.Greene@53.om

Huntington Securities, Inc. Individuals

Peter Dippolito

Peter.Dippolito@huntington.com

With a copy to equitycapitalmarkets@huntington.com

Janney Montgomery Scott LLC Individuals

Jordan Marin

jmarin@janney.com

Greg Steele

gsteele@janney.com

Dave Lau

dlau@janney.com

Brian Stauffer

bstauffer@janney.com

Mike Millette

mmillette@janney.com

KeyBanc Capital Markets Inc. Individuals

Jaryd Banach

Jaryd.Banach@key.com

Michael Jones

michael.c.jones@key.com

John Salisbury

john.salisbury@key.com

Nathan Flowers

nathan.flowers@key.com

Regions Securities LLC Individuals

Brit Stephens

brit.stephens@regions.com

Ed Armstrong

ed.armstrong@regions.com

Matthew Stewart

matthew.stewart@regions.com

Scott Williams

scott.williams2@regions.com

Truist Bank Individuals

Michael Collins

michael.collins@truist.com

Truist Securities, Inc. Individuals

Keith Carpenter

keith.carpenter@truist.com

Geoff Fennel

geoff.fennel@truist.com

Schedule 2(i)(i)

Significant Subsidiaries

The following are the only subsidiaries of the Company that meet the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X):

· The Operating Partnership

· CHCT Illinois, LLC

· CHCT Texas, LLC

Schedule 2(i)(ii)

Community Healthcare OP, LP	Delaware
Community Healthcare Trust, LLC	Delaware
Community Healthcare Trust Services, Inc.	Tennessee
CHCT Holdings, Inc.	Delaware
CHCT Alabama, LLC	Delaware
CHCT Arizona, LLC	Delaware
CHCT Arkansas, LLC	Delaware
CHCT California, LLC	Delaware
CHCT Colorado, LLC	Delaware
CHCT Connecticut, LLC	Delaware
CHCT Connecticut II, LLC	Delaware
CHCT Florida, LLC	Delaware
CHCT Georgia, LLC	Delaware
CHCT Idaho, LLC	Delaware
CHCT Illinois, LLC	Delaware
CHCT Indiana, LLC	Delaware
CHCT Iowa, LLC	Delaware
CHCT Kansas, LLC	Delaware
CHCT Kentucky, LLC	Delaware
CHCT Lending, LLC	Delaware
CHCT Louisiana, LLC	Delaware
CHCT Maryland, LLC	Delaware
CHCT Massachusetts, LLC	Delaware
CHCT Michigan, LLC	Delaware
CHCT Minnesota, LLC	Delaware
CHCT Mississippi, LLC	Delaware
CHCT Missouri, LLC	Delaware
CHCT Nebraska, LLC	Delaware
CHCT Nevada, LLC	Delaware
CHCT New Hampshire, LLC	Delaware
CHCT New Jersey, LLC	Delaware
CHCT New York, LLC	Delaware
CHCT North Carolina, LLC	Delaware
CHCT Ohio, LLC	Delaware
CHCT Oklahoma, LLC	Delaware
CHCT Pennsylvania, LLC	Delaware
CHCT Rhode Island, LLC	Delaware
CHCT South Carolina, LLC	Delaware
CHCT Tennessee, LLC	Delaware
CHCT Texas, LLC	Delaware
CHCT Virginia, LLC	Delaware
CHCT Washington, LLC	Delaware
CHCT West Virginia, LLC	Delaware
CHCT Wisconsin, LLC	Delaware

Annex I

Form of Confirmation

FORM OF REGISTERED FORWARD CONFIRMATION

Date:	[●], 20[●]

To:	Community Healthcare Trust Incorporated

_____________________

_____________________

From:	[DEALER NAME AND NOTICE INFORMATION]

Re:	Registered Forward Transaction

Ladies and Gentlemen:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”). This Confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

1.	The definitions and provisions contained in the 2002 ISDA Equity Derivatives Definitions (the “2002 Definitions”) and the 2006 ISDA Definitions (the “2006 Definitions” and, together with the 2002 Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc. (“ISDA”), are incorporated into this Confirmation.

Each party further agrees that this Confirmation, the pricing supplement substantially in the form of Annex B hereto (the “Pricing Supplement”) delivered hereunder and the Agreement (as defined below) together evidence a complete binding agreement between Party A and Party B as to the subject matter and terms of the Transaction to which this Confirmation relates, and shall supersede all prior or contemporaneous written or oral communications with respect thereto. This Confirmation, together with any other Confirmations for registered forward transactions entered into between Party A and Party B in connection with the Sales Agreement (as defined below) (each, an “Additional Confirmation”) shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “Agreement”) as if Party A and Party B had executed an agreement in such form on the Trade Date (but without any Schedule except for (i) the election of New York law (without regard to New York’s choice of laws doctrine other than Title 14 of Article 5 of the New York General Obligations Law) as the governing law and US Dollars (“USD”) as the Termination Currency and (ii) the election that the “Cross Default” provisions of Section 5(a)(vi) shall apply to Party A and Party B with a “Threshold Amount” in respect of Party A of 3% of the stockholders’ equity of [Party A] / [Party A’s ultimate parent] and a “Threshold Amount” in respect of Party B of USD $[___] [Dealers to confirm.] (including its equivalent in another currency); provided that (x) the words “, or becoming capable at such time of being declared,” shall be deleted from clause (1) thereof and (y) “Specified Indebtedness” has the meaning specified in Section 14 of the Agreement, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business).

In the event of any inconsistency with the Agreement, this Confirmation, the Pricing Supplement, the 2006 Definitions and the 2002 Definitions, the following will prevail for purposes of the Transaction in the order of precedence indicated: (i) the Pricing Supplement, (ii) this Confirmation, (iii) the 2002 Definitions, (iv) the 2006 Definitions and (v) the Agreement. The parties hereby agree that no Transaction other than the Transaction to which this Confirmation relates and the Transactions to which the Additional Confirmations, if any, relate (each, an “Additional Transaction”) shall be governed by the Agreement. For purposes of the 2002 Definitions, the Transaction is a Share Forward Transaction.

Each of Party A and Party B represents to the other that it has entered into the Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.	The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Party A:	[DEALER NAME]

Party B:	Community Healthcare Trust Incorporated

Trade Date:	[●], 20[●]

Effective Date:	The first day (occurring on or after the Trade Date) on which any Shares sold through [AGENT NAME], acting as forward seller for Party A (in such capacity, the “Forward Seller”) pursuant to the Third Amended and Restated Sales Agency Agreement, dated [February 18], 2025 between Party A, Party B, each Forward Seller and the other parties thereto, as may be amended from time to time (the “Sales Agreement”), settle.

Base Amount:	The aggregate number of Shares sold through the Forward Seller, acting as forward seller for Party A pursuant to the Sales Agreement, during the period from and including the Trade Date through and including the Hedge Completion Date; provided, however, that on each Settlement Date, the Base Amount shall be reduced by the number of Settlement Shares for such Settlement Date.

Maturity Date:	The earlier of (i) [___][1] (or, if such date is not a Scheduled Trading Day, the next following Scheduled Trading Day) and (ii) the date on which the Base Amount is reduced to zero.

Hedge Completion Date:	The earliest of (i) the date specified in writing as the Hedge Completion Date by Party B, (ii) any Settlement Date with respect to the full Base Amount and (iii) [___].[2] Promptly after the Hedge Completion Date, Party A will furnish Party B with the Pricing Supplement specifying the Hedge Completion Date, the Base Amount as of the Hedge Completion Date (the “Initial Base Amount”) and the Initial Forward Price, each determined in accordance with the terms hereof. Upon a written request by Party B, Party A shall provide written support for the calculation of the Initial Forward Price concurrently within two Exchange Business Days of such request.

1 Insert Maturity Date specified by Party B in instruction under the Sales Agreement.

2 Insert date specified by Party B in instruction under the Sales Agreement.

Forward Price:	On the Hedge Completion Date, the Initial Forward Price, and on any other day, the Forward Price as of the immediately preceding calendar day multiplied by the sum of (i) 1 and (ii) the Daily Rate for such day; provided that on each Forward Price Reduction Date, the Forward Price in effect on such date shall be the Forward Price otherwise in effect on such date, minus the Forward Price Reduction Amount for such Forward Price Reduction Date.

Notwithstanding anything to the contrary contained herein, to the extent Party B delivers Shares hereunder on or after a Forward Price Reduction Date and at or before the record date for an ordinary cash dividend with an ex-dividend date corresponding to such Forward Price Reduction Date, the Calculation Agent shall adjust the Forward Price to the extent it determines, in good faith and its commercially reasonable discretion, that such an adjustment is practicable and appropriate to preserve the economic intent of the parties hereto (taking into account Party A’s commercially reasonable hedge positions in respect of the Transaction).

Initial Forward Price:	[___]%[3] of the volume weighted average price at which the Shares are sold through the Forward Seller acting as forward seller for Party A pursuant to the Sales Agreement during the period from and including the Trade Date through and including the Hedge Completion Date, adjusted as the Calculation Agent determines appropriate to (x) reflect on each day during such period (i) the sum of 1 and the Daily Rate for such day multiplied by the then-Initial Forward Price as of such day and (ii) the number of Shares that have been sold and that have settled on or prior to such day and (y) reduce the then-Initial Forward Price by the relevant Forward Price Reduction Amount on each Forward Price Reduction Date occurring on or before the Hedge Completion Date.

3 Insert percentage equal to 100 minus the agreed upon commission (which shall not exceed [2.0]%), as specified by Party B in instruction under the Sales Agreement.

Daily Rate:	For any day, a rate equal to (i)(A) the Overnight Bank Funding Rate for such day, minus (B) the Spread, divided by (ii) 360.

Overnight Bank Funding Rate:	For any day, the rate set forth for such day opposite the caption “Overnight Bank Funding Rate”, as such rate is displayed on the page “OBFR01 <Index> <GO>” on the BLOOMBERG Professional Service, or any successor page; provided that, if no rate appears on any day on such page, the rate for the immediately preceding day for which a rate does so appear shall be used for such day.

Spread:	[___][4] basis points.

Prepayment:	Not Applicable.

Variable Obligation:	Not Applicable.

Forward Price Reduction Date:	Each date (other than the Trade Date) set forth on Schedule I under the heading “Forward Price Reduction Date.”

Forward Price Reduction Amount:	For each Forward Price Reduction Date, the Forward Price Reduction Amount set forth opposite such date on Schedule I.

Shares:	Shares of common stock, USD 0.01 par value per share, of Party B (also referred to herein as the “Issuer”) (Exchange identifier: “CHCT”).

Exchange:	New York Stock Exchange.

Related Exchange(s):	All Exchanges.

Clearance System:	DTC.

4 Insert Spread specified by Party B in instruction under the Sales Agreement.

Calculation Agent:	Party A. In the event that the Calculation Agent makes any calculations, adjustments or determinations pursuant to this Confirmation, the Agreement or the 2002 Definitions, the Calculation Agent shall promptly (but in any event within three Scheduled Trading Days) after receiving Party B’s related written request provide to Party B at the email address(es) specified in such request, a report (in a commonly used file format for the storage and manipulation of financial data) displaying in reasonable detail the basis for any such calculation, adjustment or determination (including any quotations, market data or information from external sources used in making such calculation, adjustment or determination, as the case may be, but without disclosing its proprietary models or other information that is subject to contractual, legal or regulatory obligations to not disclose such information); provided that following the occurrence of an Event of Default under Section 5(a)(vii) of the Agreement with respect to which Party A is the Defaulting Party, Party B shall have the right to designate a nationally recognized third-party dealer in over-the-counter corporate equity derivatives to act, during the period commencing on the date such Event of Default occurs and ending on the Early Termination Date with respect to such Event of Default, as the Calculation Agent. Whenever the Calculation Agent is required or permitted to act or to exercise judgment in any way with respect to the Transaction, including, without limitation, with respect to calculations, adjustments and determinations that are made in its sole discretion or otherwise, the Calculation Agent shall do so in good faith and in a commercially reasonable manner.

Settlement Terms:

Settlement Date:	Any Scheduled Trading Day following the Effective Date and up to and including the Maturity Date, as designated by (a) Party A pursuant to “Termination Settlement” below or (b) Party B in a written notice (a “Settlement Notice”) that satisfies the Settlement Notice Requirements and is delivered to Party A at least (i) two Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Physical Settlement applies, and (ii) 30 Scheduled Trading Days prior to such Settlement Date, which may be the Maturity Date, if Cash Settlement or Net Share Settlement applies; provided that (i) the Maturity Date shall be a Settlement Date if on such date the Base Amount is greater than zero and (ii) if Cash Settlement or Net Share Settlement applies and Party A shall have fully unwound its hedge during an Unwind Period by a date that is more than two Scheduled Trading Days prior to a Settlement Date specified above, Party A may, by written notice to Party B, specify any Scheduled Trading Day prior to such originally specified Settlement Date as the Settlement Date.

Settlement Shares:	With respect to any Settlement Date, a number of Shares, not to exceed the Base Amount, designated as such by Party B in the related Settlement Notice or by Party A pursuant to “Termination Settlement” below; provided that on the Maturity Date the number of Settlement Shares shall be equal to the Base Amount on such date.

Settlement:	Physical Settlement, Cash Settlement or Net Share Settlement, at the election of Party B as set forth in a Settlement Notice delivered on or after the Effective Date (if applicable) that satisfies the Settlement Notice Requirements; provided that Physical Settlement shall apply (i) if no Settlement Method is validly selected, (ii) with respect to any Settlement Shares in respect of which Party A is unable, in its good faith and commercially reasonable judgment, to unwind its hedge by the end of the Unwind Period in a manner that, in the reasonable judgment of Party A, based on the advice of counsel, is consistent with the requirements for qualifying for the safe harbor provided by Rule 10b-18 under the Exchange Act (as if such requirements were applicable to purchases by Party A in connection with its unwind activity hereunder and under any Additional Transaction) or, in its commercially reasonable judgment, due to the occurrence of Disrupted Days or to the lack of sufficient liquidity in the Shares on any Exchange Business Day during the Unwind Period relative to the liquidity on the Effective Date, (iii) to any Termination Settlement Date (as defined below under “Termination Settlement”) or (iv) if the Maturity Date is a Settlement Date other than as the result of a valid Settlement Notice in respect of such Settlement Date.

Settlement Notice Requirements:	Notwithstanding any other provision hereof, a Settlement Notice delivered by Party B that specifies Cash Settlement or Net Share Settlement will not require Cash Settlement or Net Share Settlement unless Party B delivers to Party A with such Settlement Notice a representation signed by Party B substantially in the form set forth in clause (a) under the heading “Representations, Warranties and Agreements of Party B”.

Unwind Period:	The period from and including the first Exchange Business Day following the date Party B provides Settlement Notice for a valid election of Cash Settlement or Net Share Settlement in respect of a Settlement Date through the second Scheduled Trading Day preceding such Settlement Date (or the immediately preceding Exchange Business Day if such Scheduled Trading Day is not an Exchange Business Day); subject to “Termination Settlement” below. If any Scheduled Trading Day during an Unwind Period is a Disrupted Day, the Calculation Agent shall make commercially reasonable adjustments to the terms of the Transaction (including, without limitation, the Cash Settlement Amount, the number of Net Share Settlement Shares and the 10b-18 VWAP) to account for the occurrence of such Disrupted Day.

Market Disruption Event:	Section 6.3(a) of the 2002 Definitions is hereby amended by replacing the first sentence in its entirety with the following: “‘Market Disruption Event’ means in respect of a Share or an Index, the occurrence or existence of (i) a Trading Disruption, (ii) an Exchange Disruption, (iii) an Early Closure or (iv) a Regulatory Disruption, in each case, that the Calculation Agent determines, in its commercially reasonable judgment, is material.”

Early Closure:	Section 6.3(d) of the 2002 Definitions is hereby amended by deleting the remainder of the provision following the term “Scheduled Closing Time” in the fourth line thereof.

Regulatory Disruption:	Any event that Party A, in its reasonable discretion, based on advice of counsel, determines makes it appropriate with regard to any legal, regulatory or self-regulatory requirements or related policies and procedures (that generally apply to transactions of a nature and kind similar to the Transaction and have been adopted in good faith by Party A) for Party A to refrain from or decrease any market activity in connection with the Transaction. Subject to applicable legal requirements and Party A’s internal policies and guidelines, Party A shall promptly notify Party B upon the occurrence of a Regulatory Disruption and shall subsequently promptly notify Party B on the day Party A believes that the circumstances giving rise to such Regulatory Disruption have changed. Party A shall make its determination of a Regulatory Disruption in a manner consistent with the determinations made with respect to other issuers under similar facts and circumstances.

Exchange Act:	The Securities Exchange Act of 1934, as amended from time to time.

Securities Act:	The Securities Act of 1933, as amended from time to time.

Physical Settlement:	On any Settlement Date in respect of which Physical Settlement applies, Party B shall deliver to Party A through the Clearance System the Settlement Shares for such Settlement Date, and Party A shall deliver to Party B, by wire transfer of immediately available funds to an account designated by Party B, an amount in cash equal to the Physical Settlement Amount for such Settlement Date, on a delivery versus payment basis. If, on any Settlement Date, the Shares to be delivered by Party B to Party A hereunder are not so delivered (the “Deferred Shares”), and a Forward Price Reduction Date occurs during the period from, and including, such Settlement Date to, but excluding, the date such Shares are actually delivered to Party A, then the portion of the Physical Settlement Amount payable by Party A to Party B in respect of the Deferred Shares shall be reduced by an amount equal to the Forward Price Reduction Amount for such Forward Price Reduction Date, multiplied by the number of Deferred Shares.

Physical Settlement Amount:	For any Settlement Date in respect of which Physical Settlement applies, an amount in cash equal to the product of (i) the Forward Price on such Settlement Date and (ii) the number of Settlement Shares for such Settlement Date.

Cash Settlement:	On any Settlement Date in respect of which Cash Settlement applies, if the Cash Settlement Amount for such Settlement Date is a positive number, Party A will pay such Cash Settlement Amount to Party B. If the Cash Settlement Amount is a negative number, Party B will pay the absolute value of such Cash Settlement Amount to Party A. Such amounts shall be paid on the Settlement Date by wire transfer of immediately available funds.

Cash Settlement Amount:	For any Settlement Date in respect of which Cash Settlement applies, an amount determined by the Calculation Agent equal to the difference between (1) the product of (i) the difference between (A) the average Forward Price over the period beginning on, and including, the date that is one Settlement Cycle following the first day of the applicable Unwind Period and ending on, and including, such Settlement Date (calculated assuming no reduction to the Forward Price for any Forward Price Reduction Date that occurs during the Unwind Period), minus USD 0.[__], and (B) the average of the 10b-18 VWAP prices per Share on each Exchange Business Day during such Unwind Period, and (ii) the number of Settlement Shares for such Settlement Date, and (2) the product of (i) the Forward Price Reduction Amount for any Forward Price Reduction Date that occurs during such Unwind Period, and (ii) the number of Settlement Shares with respect to which Party A has not unwound its hedge as of such Forward Price Reduction Date.

Net Share Settlement:	On any Settlement Date in respect of which Net Share Settlement applies, if the number of Net Share Settlement Shares is a (i) negative number, Party A shall deliver a number of Shares to Party B equal to the absolute value of the Net Share Settlement Shares, or (ii) positive number, Party B shall deliver to Party A the Net Share Settlement Shares; provided that if Party A determines in its good faith judgment and in a commercially reasonable manner that it would be required to deliver Net Share Settlement Shares to Party B, Party A may elect to deliver a portion of such Net Share Settlement Shares on one or more dates prior to the applicable Settlement Date. If, on any Settlement Date, the Net Share Settlement Shares to be delivered by Party B to Party A hereunder are not so delivered (the “Deferred Net Shares”), and a Forward Price Reduction Date occurs during the period from, and including, such Settlement Date to, but excluding, the date such Net Share Settlement Shares are actually delivered to Party A, then the portion of the Net Share Settlement Shares payable by Party A to Party B in respect of the Deferred Net Shares shall be reduced by an amount equal to the Forward Price Reduction Amount for such Forward Price Reduction Date, multiplied by the number of Deferred Net Shares.

Net Share Settlement Shares:	For any Settlement Date in respect of which Net Share Settlement applies, a number of Shares equal to (a) the number of Settlement Shares for such Settlement Date, minus (b) the quotient of (A) the Cash Settlement Amount that would have been payable if Cash Settlement were applicable to such Settlement Date and (B) the average of the 10b-18 VWAP prices per Share on each Exchange Business Day during such Unwind Period.

10b-18 VWAP:	For any Exchange Business Day during the Unwind Period which is not a Disrupted Day, the volume-weighted average price reported on the Bloomberg Page “CHCT <Equity> AQR SEC” (or any successor thereto) for such Exchange Business Day (without regard to preopen or after hours trading outside of such regular trading session for such Exchange Business Day) as reported at 4:15 p.m. New York time (or 15 minutes following the end of any extension of the regular trading session); provided, however, that if such price is unavailable for an Exchange Business Day or the Calculation Agent determines, in its good faith judgment and in a commercially reasonable manner, that such price does not correctly reflect the volume-weighted average price at which the Shares trade as reported in the composite transactions for the Exchange on such Exchange Business Day, excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades on the Exchange on such Exchange Business Day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the Exchange on such Exchange Business Day and ten minutes before the scheduled close of the primary trading session in the market where the trade is effected, and (iv) trades on such Exchange Business Day that do not satisfy the requirements of Rule 10b-18(b)(3), the Calculation Agent shall, in a good faith, commercially reasonable manner, determine the 10b-18 VWAP for such Exchange Business Day based on the criteria specified above in this proviso.

Cash Settlement or Net Share Settlement Valuation Disruption:	If Cash Settlement or Net Share Settlement is applicable with respect to the Transaction and any Exchange Business Day during the related Unwind Period is a Disrupted Day, then the Calculation Agent shall determine whether (i) such Disrupted Day is a Disrupted Day in full, in which case the 10b-18 VWAP for such Disrupted Day shall not be included in the calculation of the Cash Settlement Amount, or (ii) such Disrupted Day is a Disrupted Day only in part, in which case the 10b-18 VWAP for such Disrupted Day shall be determined by the Calculation Agent based on the conditions of Rule 10b-18 in the Shares on such Disrupted Day, taking into account the nature and duration of the relevant Market Disruption Event, and the weightings of the 10b-18 VWAP for each Exchange Business Day during such Unwind Period shall be adjusted by the Calculation Agent for purposes of determining the Cash Settlement Amount to account for the occurrence of such partially Disrupted Day, with such adjustments based on, among other factors, the duration of any Market Disruption Event and the volume, historical trading patterns and price of the Shares.

Settlement Currency:	USD.

Failure to Deliver:	Inapplicable.

Adjustments:

Method of Adjustment:	Calculation Agent Adjustment.

Additional Adjustment:	If, in Party A’s commercially reasonable judgment, the stock loan fee incurred by Party A (or an affiliate thereof), excluding the federal funds or other interest rate component payable by the relevant stock lender to Party A or such affiliate (the “Stock Loan Fee”), over any one-month period, of borrowing a number of Shares equal to the Base Amount to hedge its exposure to the Transaction in a commercially reasonable manner exceeds a weighted average rate equal to [___][5] basis points per annum, the Calculation Agent shall reduce the Forward Price in order to compensate Party A for the amount by which the Stock Loan Fee exceeds a weighted average rate equal to [___][6] basis points per annum during such period. The Calculation Agent shall notify Party B prior to making any such adjustment to the Forward Price and, upon the request of Party B, Party A shall provide an itemized list of the Stock Loan Fees for the applicable one-month period.

5 Insert Initial Stock Loan Rate specified by Party B in instruction under the Sales Agreement.

6 Insert Initial Stock Loan Rate specified by Party B in instruction under the Sales Agreement.

Extraordinary Events

Consequences of Extraordinary Events:

The consequences that would otherwise apply under Article 12 of the Equity Definitions to any applicable Extraordinary Event (excluding any Failure to Deliver, Increased Cost of Hedging,

or any Extraordinary Event that also constitutes a Bankruptcy Termination Event, but including, for the avoidance of doubt, any other applicable Additional Disruption Event) shall not apply.

Additional Disruption Events

Change in Law:

Applicable; provided that (A) any determination as to whether (i) the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law) or (ii) the promulgation of or any change in or announcement or statement of the formal or informal interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), in each case, constitutes a “Change in Law” shall be made without regard to Section 739 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or any similar legal certainty provision in any legislation enacted, or rule or regulation promulgated, on or after the Trade Date, (B) Section 12.9(a)(ii) of the Equity Definitions is hereby amended (i) by adding the words “(including, for the avoidance of doubt and without limitation, adoption or promulgation of new regulations authorized or mandated by existing statute)” after the word “regulation” in the second line thereof, (ii) by replacing the words “the interpretation” with the words “or announcement or statement of any formal or informal interpretation” in the third line thereof, (iii) replacing the parenthetical beginning after the word “regulation” in the second line thereof the words “(including, for the avoidance of doubt and without limitation, (x) any tax law or (y) adoption, effectiveness or promulgation of new regulations authorized or mandated by existing statute) and (C) the words “, unless the illegality is due to an act or omission of the party seeking to elect termination of the Transaction with the intent to avoid its obligations under the terms of the Transaction” are added immediately following the word “Transaction” in the fifth line thereof; and provided further that Section 12.9(a)(ii) of the Equity Definitions is hereby amended by adding the phrase “and/or Hedge Position” after the word “Shares” in clause (X) thereof and (iii) by immediately following the word “Transaction” in clause (X) thereof, adding the phrase “in the manner contemplated by the Hedging Party on the Trade Date.”

Failure to Deliver:	Applicable.

Insolvency Filing:	Applicable.

Hedging Disruption:	Applicable.

Increased Cost of Hedging:	Applicable; provided that Section 12.9(b)(vi) of the Equity Definitions shall be amended by (i) adding “or” before clause (B) of the second sentence thereof, (ii) deleting clause (C) of the second sentence thereof and (iii) deleting the third and fourth sentences thereof.

Increased Cost of Stock Borrow:	Not Applicable.

Loss of Stock Borrow:	Not Applicable.

Hedging Party:	Party A and any affiliate of Party A.

Determining Party:	Party A.

Account Details:

Payments to Party A:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Payments to Party B:	To be advised under separate cover or telephone confirmed prior to each Settlement Date.

Delivery of Shares to Party A:	To be advised.

Delivery of Shares to Party B:	To be advised.

3.	Other Provisions:

Conditions to Effectiveness:

The Transaction shall be effective if and only if Shares are sold by the Forward Seller acting as forward seller for Party A on or after the Trade Date and on or before the Hedge Completion Date pursuant to the Sales Agreement. If the Sales Agreement is terminated prior to any such sale of Shares thereunder, the parties shall have no further obligations in connection with the Transaction, other than in respect of breaches of representations or covenants on or prior to such date. For the avoidance of doubt, if the Sales Agreement is terminated prior to the Hedge Completion Date, this Confirmation shall remain in effect with respect to any Shares that had been sold by the Forward Seller acting as forward seller for Party A on or after the Trade Date and prior to such termination.

Interpretive Letter:

Party B agrees and acknowledges that the Transaction is being entered into in accordance with the October 9, 2003 interpretive letter from the staff of the Securities and Exchange Commission to Goldman, Sachs & Co. (the “Interpretive Letter”). Party B represents that it is eligible to conduct a primary offering of Shares on Form S-3 and that the offering contemplated by the Sales Agreement complies with Rule 415 under the Securities Act.

Representations, Warranties and Agreements of Party B: Party B hereby represents and warrants as of the date hereof to, and agrees with, Party A that:

(a)	on the Trade Date and on any date that Party B notifies Party A that Cash Settlement or Net Share Settlement applies to the Transaction, (A) Party B is not, and shall not be, aware of any material nonpublic information regarding Party B or the Shares, (B) each of its filings under the Securities Act, the Exchange Act or other applicable securities laws that were required to be filed have been filed in the prior 12 months and that, as of the date of this representation, when considered as a whole (with the more recent such filings deemed to amend inconsistent statements contained in any earlier such filings), there is, and shall be, no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading and (C) Party B is neither entering into this Confirmation nor will be making any election hereunder to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or otherwise in violation of the Exchange Act.

(b)	Any Shares, when issued and delivered in accordance with the terms of the Transaction, will be duly authorized and validly issued, fully paid and nonassessable, and the issuance thereof will not be subject to any preemptive or similar rights.

(c)	Party B has reserved and will keep available at all times, free from preemptive rights, out of its authorized but unissued Shares, solely for the purpose of issuance upon settlement of the Transaction as herein provided, the maximum number of Shares as shall be issuable at such time upon settlement of the Transaction as set forth below under the heading “Maximum Share Delivery”. All Shares so issuable shall, upon such issuance, be accepted for listing or quotation on the Exchange.

(d)	It will provide Party A written notice (an “Issuer Repurchase Notice”) prior to executing any repurchase of Shares by Party B or any of its subsidiaries (or entering into any contract that would require, or give the option to, Party B or any of its subsidiaries, to purchase or repurchase Shares), whether out of profits or capital or whether the consideration for such repurchase is cash, securities or otherwise (an “Issuer Repurchase”), that alone or in the aggregate would result in the Base Amount Percentage (as defined below) being (i) equal to or greater than [7.5%][7] of the outstanding Shares or (ii) greater by 0.5% or more than the Base Amount Percentage at the time of the immediately preceding Issuer Repurchase Notice (or in the case of the first such Issuer Repurchase Notice, greater than the Base Amount Percentage as of the later of the date hereof or the immediately preceding Settlement Date, if any). The “Base Amount Percentage” as of any day is the fraction (1) the numerator of which is the aggregate of the Base Amount and each “Base Amount” (as defined in the applicable Additional Confirmation) under any outstanding Additional Transactions and (2) the denominator of which is the number of Shares outstanding on such day.

(e)	No filing with, or approval, authorization, consent, license registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the execution, delivery and performance by Party B of this Confirmation and the consummation of the Transaction (including, without limitation, the issuance and delivery of Shares on any Settlement Date) except (i) such as have been obtained under the Securities Act, and (ii) as may be required to be obtained under state securities laws.

(f)	Not to make any Issuer Repurchase if, immediately following such Issuer Repurchase, the Base Amount Percentage would be equal to or greater than 8.0%.

(g)	Party B is not insolvent, nor will Party B be rendered insolvent as a result of the Transaction.

(h)	Neither Party B nor any of its affiliates shall take or refrain from taking any action (including, without limitation, any direct purchases by Party B or any of its affiliates or any purchases by a party to a derivative transaction with Party B or any of its affiliates), either under this Confirmation, under an agreement with another party or otherwise, that in the reasonable judgment of Party A is reasonably likely to cause any purchases of Shares by Party A or any of its affiliates in connection with any Cash Settlement or Net Share Settlement of the Transaction not to meet the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act if such purchases were made by Party B.

(i)	Party B will not engage in any “distribution” (as defined in Regulation M under the Exchange Act (“Regulation M”)) that would cause a “restricted period” (as defined in Regulation M) to occur during any Unwind Period.

(j)	Party B (i) is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities; (ii) will exercise independent judgment in evaluating the recommendations of any broker-dealer or its associated persons, unless it has otherwise notified the broker-dealer in writing; and (iii) has total assets of at least USD 50 million as of the date hereof.

7 Use 4.5% for non-US banks.

(k)	The assets of Party B do not constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended, the Department of Labor Regulations promulgated thereunder or similar law.

(l)	Party B shall, at least one day prior to the first day of any Unwind Period, notify Party A of the total number of Shares purchased in Rule 10b-18 purchases of blocks pursuant to the once-a-week block exception contained in Rule 10b-18(b)(4) by or for Party B or any of its affiliated purchasers during each of the four calendar weeks preceding the first day of the Unwind Period and during the calendar week in which the first day of the Unwind Period occurs (“Rule 10b-18 purchase”, “blocks” and “affiliated purchaser” each being used as defined in Rule 10b-18).

(m)	During any Unwind Period, Party B shall (i) notify Party A prior to the opening of trading in the Shares on any day on which Party B makes, or expects to be made, any public announcement (as defined in Rule 165(f) under the Securities Act) of any merger, acquisition, or similar transaction involving a recapitalization relating to Party B (other than any such transaction in which the consideration consists solely of cash and there is no valuation period), (ii) promptly notify Party A following any such announcement that such announcement has been made, and (iii) promptly deliver to Party A following the making of any such announcement information indicating (A) Party B’s average daily Rule 10b-18 purchases (as defined in Rule 10b-18) during the three full calendar months preceding the date of the announcement of such transaction and (B) Party B’s block purchases (as defined in Rule 10b-18) effected pursuant to paragraph (b)(4) of Rule 10b-18 during the three full calendar months preceding the date of the announcement of such transaction. In addition, Party B shall promptly notify Party A of the earlier to occur of the completion of such transaction and the completion of the vote by target shareholders.

(n)	Party B is not, and after giving effect to the transactions contemplated hereby will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)	No federal, state or local (including non-U.S. jurisdictions) law, rule, regulation or regulatory order applicable to the Shares would give rise to any reporting, consent, registration or other requirement (including without limitation a requirement to obtain prior approval from any person or entity) as a result of Party A or its affiliates owning or holding (however defined) Shares, other than Sections 13 and 16 under the Exchange Act.

(p)	Upon obtaining knowledge of the occurrence of any event that would constitute an Event of Default or Potential Event of Default, Party B will so notify Party A in writing within one Scheduled Trading Day.

(q)	Party B (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into the Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with the Transaction; and (iii) is entering into the Transaction for a bona fide business purpose.

(r)	Party B is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Party B’s ability to perform its obligations hereunder.

(s)	Ownership positions of Party B’s common stock held by Party A or any of its affiliates solely in its capacity as a nominee or fiduciary do not constitute “beneficial ownership” by Party A for the purposes of Article VI of the Corporate Charter of Party B, as may be amended and supplemented from time to time (the “Charter”), including without limitation Section 6.2.1 of Article VI thereof.

Certain Acknowledgments and Agreements of Party B: Party B hereby acknowledges and agrees that:

(a)	(i)	during the term of the Transaction, Party A and its Affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to establish, adjust or unwind its hedge position with respect to the Transaction;

(i)	during the term of the Transaction, Party A and its Affiliates may buy or sell Shares or other securities or buy or sell options or futures contracts or enter into swaps or other derivative securities in order to establish, adjust or unwind its hedge position with respect to the Transaction;

(ii)	Party A and its Affiliates may also be active in the market for the Shares and Share-linked transactions other than in connection with hedging activities in relation to the Transaction;

(iii)	Party A shall make its own determination as to whether, when or in what manner any hedging or market activities in Party B’s securities shall be conducted and shall do so in a manner that it deems appropriate to hedge its price and market risk with respect to the Forward Price and the 10b-18 VWAP;

(iv)	any market activities of Party A and its Affiliates with respect to the Shares may affect the market price and volatility of the Shares, as well as the Forward Price and 10b-18 VWAP, each in a manner that may be adverse to Party B; and

(v)	the Transaction is a derivatives transaction in which it has granted Party A the right, under certain circumstances, to receive cash or Shares, as the case may be; Party A may purchase Shares for its own account at an average price that may be greater than, or less than, the effective price paid by Party B under the terms of the Transaction.

(b)	Without limiting the generality of Section 13.1 of the 2002 Definitions, Party A is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards including ASC Topic 260, Earnings Per Share, ASC Topic 815, Derivatives and Hedging, or ASC Topic 480, Distinguishing Liabilities from Equity and ASC 815-40, Derivatives and Hedging – Contracts in Entity’s Own Equity (or any successor issue statements) or under FASB’s Liabilities & Equity Project.

(c)	Party B understands that no obligations of Party A to it hereunder will be entitled to the benefit of deposit insurance and that such obligations will not be guaranteed by any affiliate of Party A or any governmental agency.

Covenants of Party B:

Subject to the circumstances described under “Private Placement Procedures”, the parties acknowledge and agree that any Shares delivered by Party B to Party A on any Settlement Date will be newly issued Shares and when delivered by Party A (or an affiliate of Party A) to securities lenders from whom Party A (or an affiliate of Party A) borrowed Shares in connection with hedging its exposure to the Transaction will be freely saleable without further registration or other restrictions under the Securities Act, in the hands of those securities lenders, irrespective of whether such stock loan is effected by Party A or an affiliate of Party A. Accordingly, Party B agrees that the Shares that it delivers to Party A on each Settlement Date will not bear a restrictive legend and that such Shares will be deposited in, and the delivery thereof shall be effected through the facilities of, the Clearance System.

Covenants of Party A:

(a)	Unless the provisions set forth below under “Private Placement Procedures” shall be applicable, Party A shall use any Shares delivered by Party B to Party A on any Settlement Date to return to securities lenders to close out open Share loans created by Party A or an affiliate of Party A in the course of Party A’s or such affiliate’s hedging activities related to Party A’s exposure under this Confirmation.

(b)	In connection with bids and purchases of Shares in connection with any Cash Settlement or Net Share Settlement of the Transaction, Party A shall use good faith efforts to conduct its activities, or cause its affiliates to conduct their activities, in a manner consistent with the requirements of the safe harbor provided by Rule 10b-18 under the Exchange Act, as if such provisions were applicable to such purchases aggregated with any analogous purchases occurring on the same day under any Additional Transaction.

Deadline for Designating an Early Termination Date and Payment Suspension:

If either party provides notice to the other party that there has occurred (1) an Event of Default as to which Party B is the Defaulting Party; (2) a Potential Event of Default with respect to Party B or (3) a Termination Event as to which Party B is the sole Affected Party, then, notwithstanding Section 9(f) of the Agreement and unless Party A and Party B otherwise agree in writing, after 30 calendar days have elapsed following such notice, (i) Party A shall have no further right to designate an Early Termination Date by reason of the aforementioned Event of Default or Termination Event and (ii) the aforementioned Event of Default or Potential Event of Default shall be deemed to cease to be continuing for the purposes of Section 2(a)(iii)(1) of the Agreement. Party A hereby agrees to provide any notice referred to in the preceding sentence as promptly as practicable after it determines, acting in good faith, that the aforementioned Event of Default, Potential Event of Default or Termination Event has occurred.

Insolvency Filing:

Notwithstanding anything to the contrary herein, in the Agreement or the Definitions, upon any Insolvency Filing in respect of the Issuer, the Transaction shall automatically terminate on the date thereof without further liability of either party to this Confirmation to the other party (except for any liability in respect of any breach of representation or covenant by a party under this Confirmation prior to the date of such Insolvency Filing) (a “Bankruptcy Termination Event”).

Extraordinary Dividends:

If an ex-dividend date for an Extraordinary Dividend occurs on or after the Trade Date and on or prior to the Maturity Date (or, if later, the last date on which Shares are delivered by Party B to Party A in settlement of the Transaction), Party B shall pay an amount in cash equal to the product of such Extraordinary Dividend and the Base Amount to Party A on the earlier of (i) the date on which such Extraordinary Dividend is paid by the Issuer to holders of record of the Shares or (ii) the Maturity Date. “Extraordinary Dividend” means the per Share amount of any cash dividend or distribution declared by the Issuer with respect to the Shares that is specified by the board of directors of the Issuer as an “extraordinary” dividend.

Acceleration Events: The following events shall each constitute an “Acceleration Event”:

(a)	Stock Borrow Events. (i) an Increased Cost of Hedging in connection with which Party B does not elect, and so notify the Hedging Party of its election within the required time period, to amend the Transaction pursuant to Section 12.9(b)(vi)(A) of the Equity Definitions or pay an amount determined by the Calculation Agent that corresponds to the relevant Price Adjustment pursuant to Section 12.9(b)(vi)(B) of the Equity Definitions, (ii) Party A (or its affiliate) is unable to hedge Party A’s exposure to the Transaction because of the lack of sufficient Shares being made available for Share borrowing by lenders, or (iii) Party A (or its affiliate) would incur a Stock Loan Fee to borrow a number of Shares equal to the Base Amount of more than a rate of [___][8] basis points per annum (each, a “Stock Borrow Event”);

(b)	Dividends and Other Distributions. On any day occurring after the Trade Date Party B declares a distribution, issue or dividend to existing holders of the Shares of (i) any cash dividend (other than an Extraordinary Dividend) to the extent all cash dividends having an ex-dividend date during the period from and including any Forward Price Reduction Date (with the Trade Date being a Forward Price Reduction Date for purposes of this clause (b) only) to but excluding the next subsequent Forward Price Reduction Date exceeds, on a per Share basis, the Forward Price Reduction Amount set forth opposite the first date of any such period on Schedule I, (ii) share capital or securities of another issuer acquired or owned (directly or indirectly) by Party B as a result of a spin-off or other similar transaction or (iii) any other type of securities (other than Shares), rights or warrants or other assets, for payment (cash or other consideration) at less than the prevailing market price as determined by Party A in a commercially reasonable manner;

8 Insert Maximum Stock Loan Rate specified by Party B in instruction under the Sales Agreement.

(c)	ISDA Early Termination Date. Party A has the right to designate an Early Termination Date pursuant to Section 6 of the Agreement;

(d)	Other ISDA Events. The announcement by Issuer of any event or transaction that, if consummated, would result in a Merger Event, Tender Offer, Nationalization, Insolvency, Delisting, Change in Law or a Hedging Disruption (with Party A as the Hedging Party); provided that in case of a Delisting, in addition to the provisions of Section 12.6(a)(iii) of the 2002 Definitions, it will also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the Nasdaq Global Select Market or the Nasdaq Global Market (or their respective successors); or

(e)	Ownership Event. In the reasonable judgment of Party A, on any day, the Share Amount for such day exceeds the Applicable Share Limit for such day (if any applies).

For purposes of clause (e) above, the “Share Amount” as of any day is the number of Shares that Party A and any person whose ownership position would be aggregated with that of Party A (Party A or any such person, a “Party A Person”) under any law, rule, regulation, regulatory order or organizational documents or contracts of Party B (including without limitation Article VI of the Charter) that are, in each case, applicable to ownership of Shares (“Applicable Restrictions”), owns, beneficially owns, constructively owns, controls, holds the power to vote or otherwise meets a relevant definition of ownership under any Applicable Restriction, as determined by Party A in good faith and in its reasonable discretion. The “Applicable Share Limit” means a number of Shares equal to (A) the minimum number of Shares that could give rise to reporting or registration obligations or other requirements (including obtaining prior approval from any person or entity) other than pursuant to the Exchange Act of a Party A Person, or could reasonably be expected to result in an adverse effect on a Party A Person, under any Applicable Restriction, as determined by Party A in good faith and in its reasonable discretion, minus (B) 1% of the number of Shares outstanding.

Termination Settlement:

Upon the occurrence of any Acceleration Event, Party A shall have the right to designate, upon at least two Scheduled Trading Days’ notice, any Scheduled Trading Day following such occurrence to be a Settlement Date hereunder (a “Termination Settlement Date”) to which Physical Settlement shall apply, and to select the number of Settlement Shares relating to such Termination Settlement Date; provided that (i) in the case of an Acceleration Event arising out of an Ownership Event, the number of Settlement Shares so designated by Party A shall not exceed the number of Shares necessary to reduce the Share Amount to the Applicable Share Limit and (ii) in the case of an Acceleration Event arising out of a Stock Borrow Event the number of Settlement Shares so designated by Party A shall not exceed the number of Shares as to which such Stock Borrow Event exists. If, upon designation of a Termination Settlement Date by Party A pursuant to the preceding sentence, Party B fails to deliver the Settlement Shares relating to such Termination Settlement Date when due or otherwise fails to perform obligations within its control in respect of the Transaction, it shall be an Event of Default with respect to Party B and Section 6 of the Agreement shall apply. If an Acceleration Event occurs during an Unwind Period relating to a number of Settlement Shares to which Cash Settlement or Net Share Settlement applies, then on the Termination Settlement Date relating to such Acceleration Event, notwithstanding any election to the contrary by Party B, Cash Settlement or Net Share Settlement shall apply to the portion of the Settlement Shares relating to such Unwind Period as to which Party A has unwound its hedge and Physical Settlement shall apply in respect of (x) the remainder (if any) of such Settlement Shares and (y) the Settlement Shares designated by Party A in respect of such Termination Settlement Date. If an Acceleration Event occurs after Party B has designated a Settlement Date to which Physical Settlement applies but before the relevant Settlement Shares have been delivered to Party A, then Party A shall have the right to cancel such Settlement Date and designate a Termination Settlement Date in respect of such Shares pursuant to the first sentence hereof. If an event or circumstance is an Acceleration Event under both this Confirmation and any Additional Confirmation and the designation of a Termination Settlement Date under one such confirmation would cure the Acceleration Event under the other such confirmation, then Party A shall first designate a Termination Settlement Date under the confirmation with the first occurring Maturity Date before designating a Termination Settlement Date under the other confirmation.

Private Placement Procedures:

If Party B is unable to comply with the provisions of “Covenants of Party B” above because of a change in law or a change in the policy of the Securities and Exchange Commission or its staff, or Party A otherwise reasonably determines, based on advice of counsel, that any Settlement Shares to be delivered to Party A by Party B may not be freely returned by Party A or its affiliates to securities lenders as described under “Covenants of Party B” above, then delivery of any such Settlement Shares (the “Restricted Shares”) shall be effected pursuant to Annex A hereto, unless waived by Party A.

Rule 10b5-1:

It is the intent of Party A and Party B that following any election of Cash Settlement or Net Share Settlement by Party B, the purchase of Shares by Party A during any Unwind Period comply with the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act and that this Confirmation shall be interpreted to comply with the requirements of Rule 10b5-1(c).

Party B acknowledges that (i) during any Unwind Period Party B shall not attempt to exercise any influence over how, when or whether to effect purchases of Shares by Party A (or its agent or affiliate) in connection with this Confirmation and (ii) Party B is entering into the Agreement and this Confirmation in good faith and not as part of a plan or scheme to evade compliance with federal securities laws including, without limitation, Rule 10b-5 promulgated under the Exchange Act. Party B further agrees to act in good faith with respect to the Agreement and this Confirmation.

Party B hereby agrees with Party A that during any Unwind Period Party B shall not communicate, directly or indirectly, any Material Non-Public Information (as defined herein) to any Derivatives Personnel (as defined below). For purposes of the Transaction, “Material Non-Public Information” means information relating to Party B or the Shares that (a) has not been widely disseminated by wire service, in one or more newspapers of general circulation, by communication from Party B to its shareholders or in a press release, or contained in a public filing made by Party B with the Securities and Exchange Commission and (b) a reasonable investor might consider to be of importance in making an investment decision to buy, sell or hold Shares. For the avoidance of doubt and solely by way of illustration, information should be presumed “material” if it relates to such matters as dividend increases or decreases, earnings estimates, changes in previously released earnings estimates, significant expansion or curtailment of operations, a significant increase or decline of orders, significant merger or acquisition proposals or agreements, significant new products or discoveries, extraordinary borrowing, major litigation, liquidity problems, extraordinary management developments, purchase or sale of substantial assets, or other similar information For purposes of the Transaction, “Derivatives Personnel” means any employee on the trading side of Party A (or its affiliate) and any other person or persons designated from time to time by Party A.

Maximum Share Delivery:

Notwithstanding any other provision of this Confirmation, in no event will Party B be required to deliver on any Settlement Date, whether pursuant to Physical Settlement, Net Share Settlement, Termination Settlement or any Private Placement Settlement, more than a number of Shares equal to 1.5 times the Initial Base Amount, subject to reduction by the number of any Shares delivered by Party B on any prior Settlement Date and subject to adjustment from time to time in accordance with the provisions of this Confirmation and the 2002 Definitions.

Transfer and Assignment:

Party A may assign or transfer all, but not less than all, of its rights and duties hereunder to any affiliate of Party A; provided that, under the applicable law effective on the date of such transfer or assignment, Party B will not be required, as a result of such transfer or assignment, to pay to the transferee an amount in respect of an Indemnifiable Tax greater than the amount, if any, that Party B would have been required to pay Party A in the absence of such transfer or assignment; and Party B will not receive a payment from which an amount has been withheld or deducted, on account of a Tax in respect of which the other party is not required to pay an additional amount, unless Party B would not have been entitled to receive any additional amount in respect of such payment in the absence of such transfer or assignment; provided further that (A) the affiliate’s obligations hereunder are fully and unconditionally guaranteed by [Party A] or (B) the affiliate’s long-term issuer rating is equal to or better than the credit rating of [Party A] at the time of such assignment or transfer. Notwithstanding the above or any other provision in this Confirmation to the contrary requiring or allowing Party A to purchase, sell, receive or deliver any Shares or other securities to or from Party B, Party A may designate any of its affiliates to purchase, sell, receive or deliver such Shares or other securities and otherwise to perform Party A’s obligations in respect of the Transaction, and any such designee may assume such obligations. Party A shall be discharged of its obligations to Party B to the extent of any such performance. Notwithstanding anything to the contrary (including anything in this Paragraph), at all times, Party A and its transferee or assignees shall be entitled to provide a US Tax Form W-9, W-8ECI or W-8IMY (certifying to its status as “qualified derivatives dealer” and hereby representing that it is not subject to US withholding tax with respect to adjustment or payments in respect of any dividends or distributions), with respect to any payments or deliveries under this Confirmation or the Agreement.

Notice:

Non-Reliance:	Applicable

Additional Acknowledgments:	Applicable

Agreements and Acknowledgments
Regarding Hedging Activities:	Applicable

4.	The Agreement is further supplemented by the following provisions:

No Collateral or Setoff:

Notwithstanding Section 6(f) or any other provision of the Agreement or any other agreement between the parties to the contrary, the obligations of Party B hereunder are not secured by any collateral. Obligations under the Transaction shall not be set off against any other obligations of the parties, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and no other obligations of the parties shall be set off against obligations under the Transaction, whether arising under the Agreement, this Confirmation, under any other agreement between the parties hereto, by operation of law or otherwise, and each party hereby waives any such right of setoff. In calculating any amounts under Section 6(e) of the Agreement, notwithstanding anything to the contrary in the Agreement, (a) separate amounts shall be calculated as set forth in such Section 6(e) with respect to (i) the Transaction and (ii) all other Transactions, and (b) such separate amounts shall be payable pursuant to Section 6(d)(ii) of the Agreement.

Status of Claims in Bankruptcy:

Party A acknowledges and agrees that this confirmation is not intended to convey to Party A rights with respect to the transactions contemplated hereby that are senior to the claims of common stockholders in any U.S. bankruptcy proceedings of Party B; provided, however, that nothing herein shall limit or shall be deemed to limit Party A’s right to pursue remedies in the event of a breach by Party B of its obligations and agreements with respect to this Confirmation and the Agreement; and provided further, that nothing herein shall limit or shall be deemed to limit Party A’s rights in respect of any transaction other than the Transaction.

Limit on Beneficial Ownership:

Notwithstanding any other provisions hereof, Party A shall not have the “right to acquire” (within the meaning of NYSE Rule 312.04(g)) Shares hereunder and Party A shall not be entitled to take delivery of any Shares deliverable hereunder (in each case, whether in connection with the purchase of Shares on any Settlement Date or any Termination Settlement Date, any Private Placement Settlement or otherwise) to the extent (but only to the extent) that, after such receipt of any Shares hereunder, (i) the Share Amount would exceed the Applicable Share Limit, (ii) the Section 16 Percentage would exceed 4.9% or (iii) Party A and each person subject to aggregation of Shares with Party A under Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder (the “Party A Group”) would directly or indirectly beneficially own (as such term is defined for purposes of Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder) in excess of 4.9% of the outstanding Shares as of the Trade Date (the “Threshold Number of Shares”). Any purported delivery hereunder shall be void and have no effect to the extent (but only to the extent) that, after such delivery, (i) the Share Amount would exceed the Applicable Share Limit, (ii) the Section 16 Percentage would exceed 4.9% or (iii) Party A Group would directly or indirectly so beneficially own in excess of the Threshold Number of Shares. If any delivery owed to Party A hereunder is not made, in whole or in part, as a result of this provision, Party B’s obligation to make such delivery shall not be extinguished and Party B shall make such delivery as promptly as practicable after, but in no event later than one Exchange Business Day after, Party A gives notice to Party B that, after such delivery, (i) the Share Amount would not exceed the Applicable Share Limit, (ii) the Section 16 Percentage would not exceed 4.9% and (iii) Party A Group would not directly or indirectly so beneficially own in excess of the Threshold Number of Shares. The “Section 16 Percentage” as of any day is the fraction, expressed as a percentage, (A) the numerator of which is the number of Shares that Party A and any of its affiliates or any other person subject to aggregation with Party A for purposes of the “beneficial ownership” test under Section 13 of the Exchange Act, or any “group” (within the meaning of Section 13 of the Exchange Act) of which Party A is or may be deemed to be a part beneficially owns (within the meaning of Section 13 of the Exchange Act), without duplication, on such day (or, to the extent that for any reason the equivalent calculation under Section 16 of the Exchange Act and the rules and regulations thereunder results in a higher number, such higher number) and (B) the denominator of which is the number of Shares outstanding on such day.

In addition, notwithstanding anything herein to the contrary, if any delivery owed to Party A hereunder is not made, in whole or in part, as a result of the immediately preceding paragraph, Party A shall be permitted to make any payment due in respect of such Shares to Party B in two or more tranches that correspond in amount to the number of Shares delivered by Party B to Party A pursuant to the immediately preceding paragraph.

Delivery of Cash:

For the avoidance of doubt, nothing in this Confirmation shall be interpreted as requiring Party B to deliver cash in respect of the settlement of the Transaction, except in circumstances where the required cash settlement thereof is permitted for classification of the contract as equity by ASC 815-40 (formerly EITF 00-19) as in effect on the Trade Date (including, without limitation, where Party B so elects to deliver cash or fails timely to elect to deliver Shares in respect of such settlement).

Wall Street Transparency and Accountability Act:

In connection with Section 739 of the Wall Street Transparency and Accountability Act of 2010 (the “WSTAA”), the parties hereby agree that neither the enactment of the WSTAA or any regulation under the WSTAA, nor any requirement under the WSTAA or an amendment made by the WSTAA, shall limit or otherwise impair either party’s otherwise applicable rights to terminate, renegotiate, modify, amend or supplement this Confirmation or the Agreement, as applicable, arising from a termination event, force majeure, illegality, increased costs, regulatory change or similar event under this Confirmation, the 2002 Definitions incorporated herein, or the Agreement (including, but not limited to, rights arising from any Acceleration Event or Illegality (as defined in the Agreement)).

Miscellaneous:

(a)	Addresses for Notices. For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to Party A:

[INSERT DEALER NAME AND NOTICE INFORMATION]

Address for notices or communications to Party B:

Community Healthcare Trust Incorporated

3326 Aspen Grove Drive, Suite 150

Franklin, Tennessee 37067

Attention: David H. Dupuy

Email: ddupuy@chct.reit

Telephone: (615) 771-3052

(b)	Waiver of Right to Trial by Jury. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Confirmation. Each party (i) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Confirmation by, among other things, the mutual waivers and certifications herein.

(c)	Offices:

The Office of Party A for the Transaction is: [New York] [London][Inapplicable, Party A is not a Multibranch Party] [___]

The Office of Party B for the Transaction is: Inapplicable, Party B is not a Multibranch Party

Acknowledgements:

The parties hereto intend for:

(a)	the Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Section 555 of the Bankruptcy Code;

(b)	a party’s right to liquidate the Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c)	[Party A to be a “financial institution” within the meaning of Section 101(22) of the Bankruptcy Code; and] [Party A to be a “financial participant” within the meaning of Section 101(22A) of the Bankruptcy Code; and]

(d)	all payments for, under or in connection with the Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

Severability:

If any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Confirmation; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 of the Agreement to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

Governing Law/Jurisdiction:

This Confirmation and any claim, controversy or dispute arising under or related to this Confirmation shall be governed by the laws of the State of New York without reference to the conflict of laws provisions thereof (other than Article 5 of the New York General Obligations Law). The parties hereto irrevocably submit to the exclusive jurisdiction of the courts of the State of New York and the United States Court for the Southern District of New York in connection with all matters relating hereto and waive any objection to the laying of venue in, and any claim of inconvenient forum with respect to, these courts.

Disclosure:

Effective from the date of commencement of discussions concerning the Transaction, each of Party A and Party B and each of their employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) relating to such tax treatment and tax structure.

Commodity Exchange Act; Securities Act:

Each of Party A and Party B agrees and represents that it is an “eligible contract participant” as defined in Section 1a(18) of the U.S. Commodity Exchange Act, as amended (the “CEA”), an “accredited investor” as defined in Section 2(a)(15)(ii) of the Securities Act, is entering into the Transaction as principal and not for the benefit of any third party, the Agreement and the Transaction are subject to individual negotiation by the parties and have not been executed or traded on a “trading facility” as defined in Section 1a(51) of the CEA.

Tax Matters:

(a)	Payer Tax Representations. For the purpose of Section 3(e) of the Agreement, each of Party A and Party B makes the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than amounts payable hereunder that may be considered to be treated as interest for U.S. federal income tax purposes) to be made by it to the other party under the Agreement. In making this representation, it may rely on (A) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (B) the satisfaction of the agreement contained in Section 4(a)(i) or Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or Section 4(a)(iii) of the Agreement and (C) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, except that it will not be a breach of this representation where reliance is placed on clause (B) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)	Payee Tax Representations. For the purpose of Section 3(f) of the Agreement:

(i)	Party A makes the following representations:[9]

[___] [Each dealer to provide its payee tax representations.]

(ii)	Party B makes the following representations:

(A)	[___]

(B)	[___] [Company to provide its payee tax representations.]

(c)	Withholding Tax imposed on payments to non-US counterparties under the United States Foreign Account Tax Compliance Act. “Tax” as used in paragraph “(a) Payer Tax Representations” under the heading “Tax Matters,” and “Indemnifiable Tax”, as defined in Section 14 of the Agreement, shall not include any U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (a “FATCA Withholding Tax”). For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of the Agreement.

(d)	871(m) Protocol. To the extent that either party to the Agreement with respect to the Transaction is not an adhering party to the ISDA 2015 Section 871(m) Protocol published. on November 2, 2015 and available at www.isda.org, as may be amended, supplemented, replaced or superseded from time to time (the “871(m) Protocol”), the parties agree that the provisions and amendments contained in the Attachment to the 871(m) Protocol are incorporated into and apply to the Agreement with respect to the Transaction as if set forth in full herein. The parties further agree that, solely for purposes of applying such provisions and amendments to the Agreement with respect to the Transaction, references to “each Covered Master Agreement” in the 871(m) Protocol will be deemed to be references to the Agreement with respect to the Transaction, and references to the “Implementation Date” in the 871(m) Protocol will be deemed to be references to the Trade Date of the Transaction. For greater certainty, if there is any inconsistency between this provision and the provisions in any other agreement between the parties to which a Transaction relates, this provision shall prevail unless such other agreement expressly overrides the provisions of the Attachment to the 871(m) Protocol.

9 Tax provisions to be customized for relevant Dealer.

(c)	Tax documentation. For the purposes of Sections 4(a)(i) and 4(a)(ii) of the Agreement, each of Party A and Party B shall provide to the other party the following tax forms, documents or certificates, as applicable: (i) Party B agrees to deliver a valid and duly executed U.S. Internal Revenue Service Form W-9, or any successor thereto, with “corporation” box checked on line 3 thereof, (ii) Party A agrees to deliver U.S. Internal Revenue Service Form W-9, W-8ECI or W-8IMY (certifying to its status as “qualified derivatives dealer”), or any successor thereto, and (iii) Party A and Party B agree to deliver any other form or document that may be required or reasonably requested by the other party in order to allow such party to make a payment under this Confirmation, including any Credit Support Document, without any deduction or withholding for or on account of any tax or with such deduction or withholding at a reduced rate. In each case, such form or document shall be completed accurately and in a manner reasonably acceptable to the other party and shall be delivered (a) in the case of (i) and (ii), above, on or before the date of execution of this Confirmation; (b) promptly upon reasonable demand by the other party; and (c) promptly upon learning that any such tax form previously provided by Party A or Party B, respectively, has become inaccurate or incorrect.

Counterparts:

(a)	Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., AdobeSign (any such signature, an “Electronic Signature”)) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. The words “execution,” “signed,” “signature” and words of like import in this Confirmation or in any other certificate, agreement or document related to this Confirmation shall include any Electronic Signature, except to the extent electronic notices are expressly prohibited under this Confirmation or the Agreement.

(b)	Notwithstanding anything to the contrary in the Agreement, either party may deliver to the other party a notice relating to any Event of Default or Termination Event under this Confirmation by email.

Other Forwards / Dealers:

Party A acknowledges that Party B has entered or may enter in the future into one or more similar forward transactions for the Shares (each, an “Other Forward” and collectively, the “Other Forwards”) with one or more dealers, and/or affiliates thereof (each, an “Other Dealer” and collectively, the “Other Dealers”). Party A and Party B agree that if Party B designates a “Settlement Date” with respect to one or more Other Forwards for which “Cash Settlement” or “Net Share Settlement” is applicable, and the resulting “Unwind Period” for such Other Forwards coincides for any period of time with an Unwind Period for the Transaction (the “Overlap Unwind Period”), Party B shall notify Party A at least one Scheduled Trading Day prior to the commencement of such Overlap Unwind Period of the first Scheduled Trading Day and length of such Overlap Unwind Period, and Party A shall be permitted to purchase Shares to unwind its hedge in respect of the Transaction only on alternating Scheduled Trading Days during such Overlap Unwind Period, commencing on the first, second, third or later Scheduled Trading Day of such Overlap Unwind Period, as notified to Party A by Party B at least one Scheduled Trading Day prior to such Overlap Unwind Period (which alternating Scheduled Trading Days, for the avoidance of doubt, may be every other Scheduled Trading Day if there is only one Other Dealer, every third Scheduled Trading Day if there are two Other Dealers, etc.).

[U.S. Resolutions Stay Protocol:]

The parties agree that the terms of Section 1 and Section 2 and the related defined terms (together, the “Bilateral Terms”) of the form of bilateral template entitled “Full-Length Omnibus (for use between U.S. G-SIBs and Corporate Groups)” published by ISDA on November 2, 2018 (currently available on the 2018 ISDA U.S. Resolution Stay Protocol (the “Protocol”) page at www.isda.org and, a copy of which is available upon request), the effect of which is to amend the qualified financial contracts between the parties thereto to conform with the requirements of the QFC Stay Rules, are hereby incorporated into and form a part of the Agreement, and for such purposes the Agreement shall be deemed a “Covered Agreement,” Party A shall be deemed a “Covered Entity” and Party B shall be deemed a “Counterparty Entity.” In the event that, after the date of the Agreement, both parties hereto become adhering parties to the Protocol, the terms of the Protocol will replace the terms of this paragraph. In the event of any inconsistencies between the Agreement and the terms of the Protocol, the Bilateral Agreement or the Bilateral Terms (each, the “QFC Stay Terms”), as applicable, the QFC Stay Terms will govern. Terms used in this paragraph without definition shall have the meanings assigned to them under the QFC Stay Rules. For purposes of this paragraph, references to “the Agreement” include any related credit enhancements entered into between the parties or provided by one to the other. In addition, the parties agree that the terms of this paragraph shall be incorporated into any related covered affiliate credit enhancements, with all references to Party A replaced by references to the covered affiliate support provider.

“QFC Stay Rules” mean the regulations codified at 12 C.F.R. 252.2, 252.81–8, 12 C.F.R. 382.1-7 and 12 C.F.R. 47.1-8, which, subject to limited exceptions, require an express recognition of the stay-and-transfer powers of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and the Orderly Liquidation Authority under Title II of the Dodd Frank Wall Street Reform and Consumer Protection Act and the override of default rights related directly or indirectly to the entry of an affiliate into certain insolvency proceedings and any restrictions on the transfer of any covered affiliate credit enhancements.

[___]10

[Remainder of page intentionally left blank]

10 Any Dealer boilerplate.

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

[DEALER NAME]

By:
Name:
Title:

Confirmed as of the date first written above:

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:
Name:
Title:

SCHEDULE I

FORWARD PRICE REDUCTION DATES AND AMOUNTS

Forward Price Reduction Date[11]	Forward Price Reduction Amount[12]

Trade Date	USD [●]
[●]	USD [●]
[●]	USD [●]
[●]	USD [●]
[●]	USD [●]
[●]	USD [●]

11 Insert Forward Price Reduction Dates specified by Party B in instruction under the Sales Agreement.

12 Insert Forward Price Reduction Amounts specified by Party B in instruction under the Sales Agreement.

ANNEX A

PRIVATE PLACEMENT PROCEDURES

(i)	If Party B delivers the Restricted Shares pursuant to this clause (i) (a “Private Placement Settlement”), then delivery of Restricted Shares by Party B shall be effected in customary private placement procedures with respect to such Restricted Shares reasonably acceptable to Party A; provided that if, on or before the date that a Private Placement Settlement would occur, Party B has taken, or caused to be taken, any action that would make unavailable either the exemption pursuant to Section 4(a)(2) of the Securities Act for the sale by Party B to Party A (or any affiliate designated by Party A) of the Restricted Shares or the exemption pursuant to Section 4(a)(1) or Section 4(a)(3) of the Securities Act for resales of the Restricted Shares by Party A (or any such affiliate of Party A) or Party B fails to deliver the Restricted Shares when due or otherwise fails to perform obligations within its control necessary to effect a Private Placement Settlement, it shall be an Event of Default with respect to Party B and Section 6 of the Agreement shall apply. The Private Placement Settlement of such Restricted Shares shall include customary representations, covenants, blue sky and other governmental filings and/or registrations, indemnities to Party A, due diligence rights (for Party A or any designated buyer of the Restricted Shares by Party A), opinions and certificates, and such other documentation as is customary for private placement agreements, all reasonably acceptable to Party A. In the case of a Private Placement Settlement, Party A shall, in its good faith discretion, adjust the number of Restricted Shares to be delivered to Party A hereunder and/or the Forward Price in a commercially reasonable manner to reflect the fact that such Restricted Shares may not be freely returned to securities lenders by Party A and may only be saleable by Party A at a discount to reflect the lack of liquidity in Restricted Shares. Notwithstanding the Agreement or this Confirmation, the date of delivery of such Restricted Shares shall be the Clearance System Business Day following notice by Party A to Party B of the number of Restricted Shares to be delivered pursuant to this clause (i). For the avoidance of doubt, delivery of Restricted Shares shall be due as set forth in the previous sentence and not be due on the Settlement Date or Termination Settlement Date that would otherwise be applicable.

(ii)	If Party B delivers any Restricted Shares in respect of the Transaction, Party B agrees that (i) such Shares may be transferred by and among Party A and its affiliates and (ii) after the minimum “holding period” within the meaning of Rule 144(d) under the Securities Act has elapsed after the applicable Settlement Date, Party B shall promptly remove, or cause the transfer agent for the Shares to remove, any legends referring to any transfer restrictions from such Shares upon delivery by Party A (or such affiliate of Party A) to Party B or such transfer agent of seller’s and broker’s representation letters customarily delivered by Party A or its affiliates in connection with resales of restricted securities pursuant to Rule 144 under the Securities Act, each without any further requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document, any transfer tax stamps or payment of any other amount or any other action by Party A (or such affiliate of Party A).

ANNEX B

PRICING SUPPLEMENT

Date:	[ ], 20[ ]

To:	Community Healthcare Trust Incorporated

3326 Aspen Grove Drive, Suite 150

Franklin, TN 37067

From:	[DEALER NAME AND NOTICE INFORMATION]

Ladies and Gentlemen:

This Pricing Supplement is the Pricing Supplement contemplated by the Registered Forward Transaction dated as of [         ], 20[  ] (the “Confirmation”) between Community Healthcare Trust Incorporated and [DEALER NAME].

Terms not otherwise defined herein shall have the meaning ascribed to them in the Confirmation.

For all purposes under the Confirmation,

(a)            the Hedge Completion Date is [         ];

(b)            the Base Amount shall be [         ], subject to further adjustment in accordance with the terms of the Confirmation; and

(c)            the Initial Forward Price shall be USD [         ].

[Signature Pages Follow]

Very truly yours,

[DEALER NAME]

By:
Name:
Title:

Confirmed as of the date first written above:

COMMUNITY HEALTHCARE TRUST INCORPORATED

By:
Name:
Title:

Annex II

FORM OF PLACEMENT NOTICE

[●], 20[●]

[Bank Name]
[Address]

Attention:	[●] [(facsimile number: [●])]

Email:	[●]

Reference is made to the Third Amended and Restated Sales Agency Agreement, dated as of February 18, 2025 (the “Agreement”), Community Healthcare Trust Incorporated, a Maryland corporation (the “Company”), each of Piper Sandler & Co., Evercore Group L.L.C., Fifth Third Securities, Inc., Huntington Securities, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets Inc., Regions Securities LLC and Truist Securities, Inc., as sales agents and/or principal and/or, in certain cases, forward seller, (in such capacity, each, an “Agent” and collectively, the “Agents”) and each of Piper Sandler Financial Products II Inc., Huntington Securities, Inc., KeyBanc Capital Markets Inc., Regions Securities LLC and Truist Bank, as forward purchaser (in such capacity, each, a “Forward Purchaser” and collectively, the “Forward Purchasers”). Capitalized terms used in this Placement Notice without definition shall have the respective definitions ascribed to them in the Agreement. The Company confirms that all conditions to the delivery of this Placement Notice are satisfied as of the date hereof.

This Placement Notice is with respect to Shares to be [sold through an Agent, as sales agent for the Company] [borrowed by a Forward Purchaser and sold through the applicable Forward Seller, in connection with hedging a forward stock purchase transaction pursuant to a Confirmation.]

The Company represents and warrants that each representation, warranty, covenant and other agreement of the Company contained in the Agreement is true and correct on the date hereof, and that the General Disclosure Package, and any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, as of the date hereof, does not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Maximum Number of Placement Shares to be Sold:

Minimum Price at which Shares may be Sold:

Dates on which Shares may be Sold:

Compensation to sales agent:

Include the following Proposed Confirmation Terms, as applicable (as defined in the Confirmation):

Maturity Date:

Initial Forward Price:

Spread:

Initial Lock Loan Rate:

Maximum Stock Loan Rate:

Forward Price Reduction Dates:

Forward Price Reduction Amounts:

Hedge Completion Date:

CONFIRMED AND ACCEPTED, as of the date first above written:

[Note: The Agent’s acceptance may also be evidenced by a separate written acceptance referencing this Placement Notice and delivered in accordance with the Agreement.]

[[●], as Agent]

By:
Name:
Title:

[[●], as Forward Seller]

By:
Name:
Title:

[[●], as Forward Purchaser]

By:
Name:
Title:

Annex III

Form of Opinion of Company Counsel